SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ X ]
File by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                           Paramark Enterprises, Inc.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

                           Paramark Enterprises, Inc.
                           --------------------------
                   (Name of Person(s) Filing Proxy Statement)

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
2)  Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)  Proposed maximum aggregate value of transaction:  $2,550,250.00.

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                           Paramark Enterprises, Inc.
                                One Harmon Plaza
                           Secaucus, New Jersey 07094


November __, 2000


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Paramark Enterprises, Inc. (the "Company") which will be held on December 15, 2000 at 9:00 am at the law offices of Blank Rome Comisky & McCauley LLP, 10th Floor, One Logan Square, Philadelphia, Pennsylvania.

         At the Annual Meeting you will be asked to consider and vote on (i) the election of the Board of Directors, (ii) a proposal to sell substantially all of the operating assets of the Company to Rich Products Manufacturing Corporation ("Rich Products") pursuant to the terms and conditions of the Asset Purchase Agreement (the "Rich Products Transaction"), (iii) a proposal to sell the remaining operating assets of the Company to Brooks Street Baking Companies, Inc. pursuant to the terms and conditions of the Brooks Street Companies, Inc. Asset Purchase and Sale Agreement (the "Brooks Street Transaction"), and (iv) a proposal to liquidate the Company pursuant to the provisions of the Plan of Liquidation approved by the Company's Board of Directors. The Rich Products Transaction provides for cash payments to the Company, at or before closing, aggregating $1,182,750, additional payments of $1,000,000 payable over a period of 4 years and the assumption by Rich Products of approximately $285,000 in Company debt. The Brooks Street Transaction provides for royalty payments to the Company over a period of 4 years equal to 5% of net sales of pull-apart cakes to existing customers of the Company and 1 1/2% of net sales of all pull-apart cakes to new customers of Brooks Street. In addition, the Brooks Street Transaction provides for the purchase of inventory from the Company in the amount of $12,500 and assumption of approximately $70,000 of Company debt by Brooks Street. Certain members of management will receive payments from Rich Products in consideration for entering into consulting agreements with Rich Products, will receive payments in consideration for the termination of employment agreements with the Company, and will have indebtedness from the Company repaid with a portion of the proceeds of the Rich Products Transaction. Details of the proposed Rich Products Transaction, the Brook Street Transaction and the proposed Plan of Liquidation are contained in the accompanying Proxy Statement which you should review carefully.

         The Board of Directors of the Company has approved the Rich Products Transaction, the Brooks Street Transaction and the Plan of Liquidation, and recommends that all stockholders vote for the approval of these proposals. The Board of Directors believes that the proposed Rich Products Transaction, the Brooks Street Transaction and the Plan of Liquidation are in the best interest of the Company and its stockholders.

         So your shares may be represented at the Annual Meeting, I urge you to promptly complete, sign, date and return the accompanying Proxy in the enclosed envelope, whether or not you plan to attend. If you attend the Annual Meeting in person you may, if you wish, vote personally on all matters brought before the Annual Meeting even if you have previously returned your Proxy.

                                Very Truly Yours;



                                Charles N. Loccisano
                                Chairman and CEO

Paramark Enterprises, Inc.
One Harmon Plaza
Secaucus, New Jersey 07094

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2000

To the Stockholders of Paramark Enterprises, Inc.:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Paramark Enterprises, Inc. (the "Company") will be held at the law offices of Blank Rome Comisky & McCauley LLP, 10th Floor, One Logan Square, Philadelphia, Pennsylvania on December 15, 2000 at 9:00 am Eastern Standard Time, for the following purposes:

         1. To consider and vote on the election of the Board of Directors as more fully described in the accompanying Proxy Statement ("Proposal 1").

         2. To consider and vote on the proposed sale of substantially all of the operating assets of the Company to Rich Products Manufacturing Corporation pursuant to the terms and conditions of the Rich Products Asset Purchase Agreement attached as Exhibit A to the Proxy Statement accompanying this Notice (the "Rich Products Transaction" or "Proposal 2").

         3. To consider and vote on the proposed sale of the remaining operating assets of the Company to Brook Street Companies, Inc. pursuant to the terms and conditions of the Brooks Street Asset Purchase and Sale Agreement attached as Exhibit B to the Proxy Statement accompanying this Notice (the "Brooks Street Transaction" or "Proposal 3").

         4. To consider and vote on a plan to liquidate the Company pursuant to the provisions of the Plan of Liquidation approved by the Company's Board of Directors in the form attached as Exhibit C to the Proxy Statement accompanying this Notice ("Proposal 4").

         5. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         The close of business on November 10, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the office of the Company, One Harmon Plaza, Secaucus, NJ, during the ten days prior to the Annual Meeting, during normal business hours of 9:00 a.m. to 5:00 p.m., as well as at the Annual Meeting.

         All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholder who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                            By Order of the Board of Directors


                                            Alan S. Gottlich, Secretary

Secaucus, New Jersey
November __,2000

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID AND ADDRESSED ENVELOPE WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. PROXIES ARE REVOCABLE AT ANY TIME PRIOR TO THE TIME THEY ARE VOTED, AND STOCKHOLDERS WHO ARE PRESENT AT THE ANNUAL MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                             TABLE OF CONTENTS
                                                                                                       Page
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS.......................................................6
SUMMARY .................................................................................................8
         Annual Meeting of Stockholders..................................................................8
         Securities entitled to Vote.....................................................................8
         Votes Required..................................................................................8
         The Company.....................................................................................8
         Background of the Rich Products Transaction.....................................................8
         Background of the Brooks Street Transaction.....................................................9
         Businesses to be Sold ..........................................................................9
         The Purchasers .................................................................................9
         Purchase Price..................................................................................9
         The Rich Products License Agreement.............................................................9
         Continuing Businesses; Plan of Liquidation ....................................................10
         Reasons for the Transactions and Recommendation of the Board of Directors......................10
         Interests of Management in the Transactions ...................................................10
         No Dissenters' Rights..........................................................................10
         Application of Proceeds from the Transactions..................................................10
         Tax Consequences to the Company................................................................11
BENEFICIAL OWNERSHIP....................................................................................12
PROPOSAL ONE - ELECTION OF DIRECTORS....................................................................13
         Information about Directors ...................................................................13
         Required Vote..................................................................................14
         Recommendation of the Board of Directors.......................................................14
         Directors Meetings.............................................................................14
         Committees of the Board of Directors...........................................................14
         Advanced Notice for Director Nominations ......................................................15
         Executive Compensation.........................................................................15
PROPOSAL TWO - THE RICH PRODUCTS TRANSACTION ...........................................................17
         Background of the Company......................................................................17
         Background of the Rich Products Transaction....................................................18
         The Rich Products Asset Purchase Agreement ....................................................19
         License Agreement..............................................................................20
         Interest of Management in the Rich Products Transaction .......................................20
         Application of Sale Proceeds ..................................................................22
         Tax Consequences to the Company ...............................................................22
         Opinion of Capital Markets Group...............................................................23
         Required Vote..................................................................................23
         Recommendation of the Board of Directors.......................................................23
PROPOSAL THREE - THE BROOKS STREET TRANSACTION .........................................................25
         Background of the Brooks Street Transaction....................................................25
         Brooks Street Asset Purchase and Sale Agreement ...............................................25
         Application of Sale Proceeds ..................................................................25
         Tax Consequences to the Company ...............................................................26
         Required Vote..................................................................................26
         Recommendation of the Board of Directors.......................................................26





                                              TABLE OF CONTENTS


PROPOSAL FOUR - PLAN OF LIQUIDATION ....................................................................27
         Introduction...................................................................................27
         Description of the Plan .......................................................................27
         Exchange of Stock Certificates for Liquidating Distributions...................................28
         Federal Income Tax Consequences................................................................28
         Continuing Business............................................................................28
         Required Vote..................................................................................29
         Abandonment and Amendment......................................................................29
         Recommendation of the Board of Directors.......................................................29
SELECTED CONSOLIDATED FINANCIAL DATA ...................................................................30
CERTAIN TRANSACTIONS .................................................................................. 31
INDEPENDENT PUBLIC ACCOUNTANTS .........................................................................34
OTHER MATTERS ..........................................................................................34
EXPENSES OF SOLICITATION  ..............................................................................34
STOCKHOLDERS' PROPOSALS.................................................................................34
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ................................................35
ANNUAL REPORT  .........................................................................................35
APPENDIX A - Purchase Agreement between Paramark Enterprises, Inc.
 and Rich Products Manufacturing Corporation dated October 9, 2000.
APPENDIX B - Assets Purchase and Sale Agreement between Paramark Enterprises, Inc.
 and Brooks Street Companies, Inc. dated October 9, 2000.
APPENDIX C - Fairness Opinion of Capital Markets Group.
APPENDIX D - Plan of Complete  Liquidation  including  the Paramark  Liquidating
Trust Agreement.



                           Paramark Enterprises, Inc.
                                One Harmon Plaza
                           Secaucus, New Jersey 07094


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS


         This Proxy Statement is furnished to the holders of Common Stock $.01 per value, (the "Common Stock") of Paramark Enterprises, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies in the form enclosed to be voted at an Annual Meeting of Stockholders of the Company to be held at the law offices of Blank Rome Comisky & McCauley LLP, 10th Floor, One Logan Square, Philadelphia, Pennsylvania on December 15, 2000 at 9:00 am, Eastern Standard Time, and for any adjournment or adjournments thereof, for the following purposes:

         1. To consider and vote on the election of the Board of Directors as more fully described in the accompanying Proxy Statement ("Proposal 1").

         2. To consider and vote on the proposed sale of substantially all of the operating assets of the Company to Rich Products Manufacturing Corporation pursuant to the terms and conditions of the Rich Products Asset Purchase Agreement attached as Exhibit A to the Proxy Statement accompanying this Notice (the "Rich Products Transaction" or "Proposal 2").

         3. To consider and vote on the proposed sale of the remaining operating assets of the Company to Brook Street Companies, Inc. pursuant to the terms and conditions of the Brooks Street Asset Purchase and Sale Agreement attached as Exhibit B to the Proxy Statement accompanying this Notice (the "Brooks Street Transaction" or "Proposal 3").

         4. To consider and vote on a plan to liquidate the Company pursuant to the provisions of the Plan of Liquidation approved by the Company's Board of Directors in the form attached as Exhibit C to the Proxy Statement accompanying this Notice ("Proposal 4").

         5. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         The Board of Directors knows of no other business which will come before this meeting.

         All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted as specified. If no specified instructions are given with respect to the matters to be acted upon, the shares represented by a signed and dated proxy will be voted in favor of the Company's nominees for director and for approval of the Company's proposed sale of certain of its assets and in the judgment of the Board of Directors on any other matters which may properly come before the Annual Meeting. Any Stockholder giving a proxy has the power to revoke the same at any time before it is voted by among other methods, giving written notice to the Company's secretary or delivering a later dated proxy.

         Only Stockholders of record at the close of business on November 10, 2000 are entitled to notice and to vote at the Annual Meeting or any adjournment thereof. On the record date, there were issued and outstanding 3,613,383 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. In order for a quorum to be present, a majority of the outstanding shares of the Company's common stock as of the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, no matter how the shares are voted or whether they abstain from voting or are broker non-votes. The election of directors will be determined by a plurality vote. Abstentions and broker non-votes with respect to the election of directors will not affect the outcome of the election of such directors. The affirmative vote of holders of a majority of the shares of Common Stock outstanding as of the Record Date is required to approve each of Proposals 2 and 3 related to the proposed sale of assets. The approval of Proposal 4, the plan to liquidate the Company pursuant to the Plan of Liquidation, requires the affirmative vote of holders of a majority of the outstanding stock of the Company entitled to vote on this matter. An abstention or broker non-vote, therefore will have the same effect as a vote "against" Proposals 2, 3 and 4.

         The approximate date on which this Proxy Statement and the accompanying form of proxy will be mailed to the Company's Stockholders is November 15, 2000. The executive officers of the Company are located at One Harmon Plaza, Secaucus, New Jersey 07094 and its telephone number is (201) 422-0910.

         The costs of solicitation will be borne by the Company. In addition to solicitations by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company, without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters which the Company has not received notice less than 60 days nor more than 90 days prior to the Annual Meeting provided that if less than 70 days notice or no prior public disclosure of the Annual Meeting date is given, no later than the tenth business day on which notice of the Annual Meeting was mailed or public disclosure was made which ever occurs first; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fida nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14 a-9 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

SUMMARY

         The following summary of certain information contained elsewhere in this Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text, including the Appendices attached hereto. As used in this Proxy Statement, Paramark Enterprises, Inc. is referred to as the "Company", Rich Products Manufacturing Corporation d/b/a Jon Donaire Desserts is referred to as "Rich Products", and Brooks Street Companies, Inc. is referred to as "Brooks Street". Certain capitalized terms which are used but not defined in this summary are defined elsewhere in this Proxy Statement or in the appended agreements.

Annual Meeting of Stockholders. This Proxy Statement relates to the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on December 15, 2000. As set forth in the Notice of the Annual Meeting, the Stockholders of the Company will consider and vote upon (i) the election of the Board of Directors, (ii) a proposal to approve and adopt the Rich Products Asset Purchase Agreement pursuant to which the Company will sell to Rich Products the majority of its wholesale bakery operations, as defined hereinafter, which could be construed under the Delaware General Corporation Law (the "DGCL") to constitute substantially all of the assets of the Company, (iii) a proposal to approve and adopt the Brooks Street Asset Purchase and Sale Agreement pursuant to which the Company will sell to Brooks Street the balance of its wholesale bakery operations, as defined hereinafter, and (iv) the proposed liquidation of the Company.

The Annual Meeting will be held on December 15, 2000 at the law offices of Blank Rome Comisky & McCauley LLP, 10th Floor, One Logan Square, Philadelphia, Pennsylvania at 9:00 am local time. The record date for stockholders of the Company entitled to notice of and to vote at the Annual Meeting is as of the close of business on November 10, 2000. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. As of October 30, 2000 there were 3,613,383 shares of Company's Common Stock outstanding held by approximately 500 beneficial holders of record.

Securities Entitled to Vote. The Company had 3,613,383 shares of Common Stock issued and outstanding as of the close of business on November 10, 2000, the record date for determining shareholders entitled to vote at the meeting. Each share of common stock entitles the holder to one vote on each matter presented for consideration at the Annual Meeting. A quorum will be established if a majority of the Common Stock shares issued, outstanding and entitled to vote at the meeting, are present in person or represented by proxy. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied.

Votes Required. The election of directors will be determined by a plurality vote. Each of the Transactions described in Proposals 2 and 3 and the Plan of Liquidation described in Proposal 4, require the approval of the majority of the shares of Common Stock outstanding and entitled to vote on the record date. Abstentions and broker non-votes will be counted as votes against Proposals 2,3 and 4 which are being presented for consideration by stockholders.

The Company. Paramark Enterprises, Inc., formerly T.J. Cinnamons, Inc. (the "Company"), a Delaware corporation, is a wholesale manufacturer of gourmet specialty bakery products distributed throughout the United States. The Company leases a 36,000 square foot production facility in El Cajon, California employing approximately 100 people. The Company's products are sold in approximately 2,000 supermarkets, and its product line consists of sweet bakery products including cinnamon rolls, pull-apart cakes, decorated layer cakes, bundt cakes, brownies, torte cakes, crumb cakes, rugalach, corn breads, and other specialty cakes. The Company's Common Stock and Class B Warrants are publicly traded on the OTC Bulletin Board under the symbols "TJCI" and "TJCIZ".

Background of the Rich Products Transaction. Due to a history of continuing operating losses and the negative working capital position of the Company, beginning in the first quarter of Year 2000, the Company's management began exploring strategic alternatives including a possible merger or sale transaction. As a result of active networking within the baking industry, Rich Products Manufacturing Corporation d/b/a/ Jon Donaire Desserts ("Rich Products"), one of the Company's largest customers, indicated that it had an interest in acquiring the Company's bakery operations arising from its desire to expand its business into various specialty decorated cake products of the type the Company has successfully developed. In July 2000, the Company announced that it had entered into a non-binding letter of intent with Rich Products for the sale of its bakery operations excluding all dough products. During the period July 2000 to September 2000, the Company engaged in negotiations with Rich Products, and on October 9, 2000, the Company executed a definitive asset purchase agreement with Rich Products to sell the majority of its bakery operations as more fully described herein (the "Rich Products Transaction").

Background of the Brooks Street Transaction. The Rich Products Transaction does not include the sale of the Company's tangible and intangible assets relating to dough products, which is primarily comprised of approximately $1 million of annual sales of a proprietary product known as pull-apart cakes. Therefore the Company further networked within the bakery industry to seek a buyer for these assets. After active discussions with three bakery companies selling dough products, on August 8, 2000 the Company entered into a non-binding letter of intent with Brooks Street Companies, Inc. ("Brooks Street") for the sale of its tangible and intangible assets relating to its pull-apart cakes, and on October 9, 2000, the Company executed a definitive asset purchase and sale agreement with Brooks Street to sell the reminder of the its bakery operations as more fully described herein (the "Brooks Street Transaction").

Businesses to be Sold. The Company will sell the majority of the assets comprised of the El Cajon, California bakery facility and all inventory and equipment therein (the "Property") pursuant to the terms and conditions of the Rich Products Transaction, and the Company will sell the remaining assets of the El Cajon, California bakery facility pursuant to the terms and conditions of the Brooks Street Transaction. The Rich Products Transaction and the Brooks Street Transaction are defined hereinafter as the "Transactions". The assets of the El Cajon bakery facility could be construed under the DGCL to constitute substantially all of the operating assets of the Company.

The discussion in this Proxy Statement of the Transactions, and the description of each Transaction's principal terms are subject to and qualified in their entirety by reference to the Rich Products Asset Purchase Agreement and the Brooks Street Asset Purchase and Sale Agreement, copies of which are attached to this Proxy Statement as Appendix A and Appendix B respectively, and which is incorporated herein by reference.

The Purchasers. The purchaser in the Rich Products Transaction is Rich Products Manufacturing Corporation, d/b/a Jon Donaire Desserts, a privately owned Delaware corporation with its principal offices in Buffalo, New York. The purchaser in the Brooks Street Transaction is Brooks Street Companies, Inc., a privately owned Nevada corporation with principal offices in Montclair, California.

Purchase Price. The Rich Products Transaction provides for a purchase price for the Property in the amount of $2,182,750 to be paid as follows: (a) $182,750 paid on October 16, 2000, (b) $1,000,000 paid at Closing and (b) $1,000,000 paid in eight equal semi-annual installments over a period of four (4) years. In addition, the Rich Products Asset Purchase Agreement provides for the assumption by Rich Products of approximately $285,000 of the Company's liabilities. The Brooks Street Transaction provides for a purchase price in the form of royalty payments to the Company over a period of four (4) years equal to 5% of the net sales of all pull-apart cakes to existing customers of the Company and 1 1/2% of the net sales of all pull-apart cakes sold to new customers of Brooks Street. In addition, the Brook Street Purchase Agreement provides for the purchase of inventory from the Company in the amount of $12,500 and the assumption of approximately $70,000 of the Company's liabilities.

The Rich Products License Agreement. The Company and Rich Products entered into a license agreement dated October 9, 2000 through which the Company granted Rich Products a license to assume immediate operational control of the El Cajon bakery facility as if a closing had occurred under the Rich Products Asset Purchase Agreement. Rich Products has paid the Company a license fee equal to $4,000 per month through December 31, 2000, and the license agreement will terminate simultaneously with a closing of the Rich Products Asset Purchase Agreement.

Continuing Business; Plan of Liquidation. Following completion of the Transactions, the Company will seek to liquidate its assets. In order to liquidate the Company's fixed assets, the executive management staff will be retained at the Company's executive offices in New Jersey through January 31, 2000 in order to collect all accounts receivables, liquidate all inventory, pay down all outstanding trade payables and sell all furniture, fixtures and equipment maintained at the Company's headquarters in Secaucus, New Jersey. In addition, the Company may explore other strategic options, including the possible sale of its corporate shell if such a sale is feasible and financially beneficial to the Company's shareholders. As a result, consistent with the requirements of applicable Delaware law, the Company reserves the right to abandon or amend the Plan of Liquidation following the approval of such plan by stockholders.

Following the closing of the Transactions, the Company will establish a liquidating trust to collect all contractual payments pursuant the Rich Products Asset Purchase Agreement and the Brooks Street Asset Purchase and Sale Agreement, and will make liquidating distributions to the holders of units in the liquidating trust over a period of up to four (4) years from the date the assets were first transferred to the liquidating trust.

Reasons for the Transactions and Recommendation of the Board of Directors. The Company's Board of Directors has determined that the terms of the Transactions are in the best interest of the Company and its stockholders, and recommends a vote FOR approval and adoption of both the Rich Products Transaction and the Brooks Street Transaction by the shareholders of the Company. In the course of reaching its decision to approve the Transactions, the Board consulted with its legal and financial advisors as well as the Company's management and considered the following factors:

                  (1) The written presentation of Capital Markets Group that the consideration to be received pursuant to the terms of the Transactions is fair to the stockholders of the Company from a financial point of view;

                  (2) The current negative working capital of the Company and resulting lack of financial and operational resources necessary for the continuation or expansion of the Company's business strategies;

                  (3) The qualified going concern opinion issued by the Company's outside accountants indicating that the Company may not be able to continue as a going concern due to its negative working capital and the unavailability of other sources of funds; and

                  (4) The absence of any written or formal expression of interest by any other third parties regarding a possible acquisition, merger or other strategic transaction with the Company.

Interests of Management in the Transactions. In considering the recommendations of the Board of Directors of the Company with respect to the Transactions, stockholders should be aware that certain members of the management staff of the Company have certain interests in the Transactions that are in addition to the interests of stockholders of the Company generally. In this regard, certain members of management will receive payments from Rich Products pursuant to consulting agreements, will receive payments from the Company in consideration of the termination of employment agreements and will have indebtedness from the Company repaid from the proceeds of the Transactions. See "The Rich Products Transaction - Interests of Management and Certain Stockholders in the Transaction".

No Dissenters' Rights. Under the DGCL, holders of Common Stock are not entitled to dissenters' rights in connection with the Transactions.

Application of Proceeds from the Transactions. The Company currently intends to use the net proceeds received from the Rich Products Transaction, aggregating approximately $2,182,750, as follows: $1,432,750 towards the reduction of outstanding indebtedness; $125,000 towards the expenses of the Transactions; $125,000 towards the working capital necessary to complete the Plan of Liquidation, and $500,000 towards liquidating distributions to the Company's stockholders. Assuming the approval by shareholders of Proposal 4 and the
Board's decision to implement the Plan of Liquidation, the Company intends to use all royalty payments received from the Brooks Street Transaction towards liquidating distributions to the Company's shareholders. Following the completion of the Transactions and prior to implementing the Plan of Liquidation, the Company may explore various strategic options available to enhance stockholders value, including the possible sale of the public shell. As a result, the Company reserves the right to abandon the Plan of Liquidation following the approval of stockholders without a further vote of stockholders. Consequently, the Company may modify the uses of proceeds of the Transactions without further approval of stockholders.

Tax Consequences to the Company. The sale of assets pursuant to the Rich Products Transaction will be a taxable transaction to the Company. The Company will recognize gain measured by the difference between the amount realized from the sale of the assets and the Company's adjusted tax basis in such assets. The sale of the dough assets pursuant to the Brooks Street Transaction will result in taxable income to the Company in the period received. Due to the Company's net operating loss carry forwards, the Company estimates that the Transactions will result in minimal Federal or State tax liability.

BENEFICIAL OWNERSHIP

        The following table sets forth information, as of September 30, 2000 as to the beneficial ownership of Common Stock (including shares which may be acquired within sixty days pursuant to stock options) of each director of the Company and the executive officers of the Company listed in the Summary
Compensation Table below, all directors and executive officers as a group and persons known by the Company to beneficially own more than 5% of the Common Stock. Except as set forth below, no person beneficially owns more than 5% of the Common Stock.

                                                     Number of Shares
         Name and Address of                         of Common Stock                     Percent
         Beneficial Owner (1)                        Beneficially Owned (2)              Beneficially Owned
         --------------------------------------------------------------------------------------------------
         Charles Loccisano                            1,745,049  (3)(4)                    40.7%
         Loccisano Trusts                               368,389  (5)                        8.6%
         Alan Gottlich                                  375,589  (5)(6)                     8.8%
         Philip Friedman                                112,109  (7)                        2.6%
         Paul Bergrin                                    67,500  (8)                        1.6%

         All Directors and Executive Officers
         as of group (four persons)                   2,300,247  (9)                       53.6%

(1) Unless otherwise indicated, the address of each beneficial owner is that of the Company's principal executive offices.
(2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities. Certain of these shares are held in escrow ("Escrow Shares") and are subject to release on the earlier of (a) the achievement by the Company of certain minimum pre-tax earnings during specified periods, and (b) May 12, 2001. Such shares may be voted but may not be transferred prior to the release from escrow.
(3) Includes 184,195 shares held by The Charles Loccisano Irrevocable Trust f/b/o Marissa Loccisano all of which are Escrow Shares, and 184,195 shares held by The Charles Loccisano Irrevocable Trust f/b/o Michael Loccisano (jointly referred to as the "Loccisano Trusts") all of which are Escrow Shares, with respect to which Mr. Loccisano is the settlor. Mr. Loccisano disclaims beneficial ownership of these shares. Mr. Gottlich and Mr. Feiger are the trustees of the Loccisano Trusts and posses shared voting and dispositive power.
(4) Includes a maximum of 313,125 shares which may be acquired upon the exercise of options exercisable within the next 60 days.
(5) Includes a maximum of 188,250 shares which may be acquired upon the exercise of options exercisable within the next 60 days.
(6) Includes 155,874 shares held by Mr. Gottlich's spouse of which 64,765 are Escrow Shares, as to which Mr. Gottlich disclaims beneficial ownership. Excludes 368,389 shares held by the Loccisano Trusts over which Mr. Gottlich has shared voting and dispositive power.
(7) Includes a maximum of 107,109 shares which may be acquired upon the exercise of options exercisable within the next 60 days.
(8) Represents shares that are issuable upon the exercise of options exercisable within the next 60 days.
(9) Includes a maximum of 675,984 shares which may be acquired upon the exercise of options that are exercisable within the next 60 days.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Under the Company's by-laws, the Company's Directors are elected for one year terms until their respective successors are duly elected and qualified. The Officers of the Company are appointed by the Board of Directors to hold office until their successors are duly elected and qualified.

         Under the Company's by-laws, the Company's Board of Directors shall consist of not less than three and not more than fifteen directors, such numbers to be set by the Board by resolution. The Board has set the number of directors at four.

         All nominees are currently serving as Directors of the Company. The Company knows of no reason why any nominee would be unable to serve as a director. Each nominee has consented to being named in this Proxy Statement as to serve if elected. If any nominee should for any reason become unable to serve, then all valid proxies will be voted for election of such substitute nominee as the Board may designate.

Information about Directors

         Certain information regarding the nominees for election as directors at this year's Annual Meeting is set fourth below.

=================== ==== =================================== ================
Name                Age  Position with the Company           Director Since
------------------- ---- ----------------------------------- ----------------
Charles Loccisano   52   Chairman, Chief Executive Officer   1992
                         and Director
------------------- ---- ----------------------------------- ----------------
Alan Gottlich       39   President, Chief Financial Officer, 1992
                         Treasurer and Director
------------------- ---- ----------------------------------- ----------------
Philip Friedman     53   Director                            1993
------------------- ---- ----------------------------------- ----------------
Paul Bergrin        43   Director                            1996
=================== ==== =================================== ================


         Charles Loccisano has been the Chairman, Chief Executive Officer and Director of the Company since its acquisition in June 1992. Since 1980, Mr. Loccisano has primarily engaged in the acquisition, development and/or management of real estate through his general partnership interest in various real estate limited partnerships. Some of these partnerships were forced to file for protection under the United States Bankruptcy Code after a turndown in the real estate market in 1997. Some of these partnerships were successfully reorganized and some lost their real properties in bankruptcy and/or to foreclosure. In November 1999, Mr. Loccisano voluntarily pled guilty to one count of a misdemeanor for making false statements to the United States Department of Housing and Urban Development (HUD). This plea was the result of his activities as a principal and officer of Harmon/Envicon Associates, a national real estate syndication company, during the period of June 1991 through December 1992. Mr. Loccisano was also a principal of a company that owned five Roy Roger restaurants and three T.J. Cinnamons bakeries in New Jersey from 1989 through 1994. In addition, Mr. Loccisano was a general partner in a 200 room hotel in Morristown New Jersey which was acquired in 1991 and was sold in 1998.

         Alan Gottlich has been the Vice Chairman, Chief Financial Officer and Director of the Company since its acquisition in June 1992, and the President since October, 1996. Prior thereto, Mr. Gottlich was primarily engaged in the acquisition, development and/or management of real estate through his general partner interest in various real estate limited partnerships. In November 1999, Mr. Gottlich voluntarily pled guilty to one count of a misdemeanor for making false statements to HUD. This plea was the result of his activities as an employee of Harmon/Envicon Associates, a national real estate syndication company, during the period of June 1991 through December 1992. Mr. Gottlich was also a principal of a company that owned five Roy Rogers restaurants and three T.J. Cinnamons bakeries in New Jersey from 1989 through 1994. Prior to that, Mr. Gottlich was a staff accountant at Touche Ross & Co.

         Philip Friedman has been a Director of the Company since August 1993. Mr. Friedman is the president of McAlister's Corporation, operator and franchiser of the McAlister's Deli Restaurant chain. From 1984 through 1986, he was he was Vice President of Finance and Administration for Cini-Little International, Inc., the largest food service consulting firm in the United States. While with P. Friedman & Associates, Mr. Friedman has taken interim executive positions with certain clients. In 1996, Mr. Friedman was named interim President of Panda Management Company, Inc. a national chain of restaurants serving Chinese food. In 1998 he served as Chairman of the Board for Rosti Restaurants and is the President and principal shareholder of P.Friedman & Associates, Inc., a food management and consulting company based in Rockville, Maryland. Mr. Friedman graduated from the University of Connecticut with Bachelors and Masters degrees and received his MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Friedmn serves as a director of Roadhouse Grill, Inc. and Eateries, Inc., both publicly traded companies.

         Paul Bergrin has been a Director of the Company since November 1996. Mr. Bergrin has been a partner in the law firm of Pope, Grossman, Bergrin Toscano and Verdesco for more than the last five years specializing in criminal and civil litigation.

Required Vote

         The election of the four directors requires the affirmative vote of the Common Stock holders of a plurality of the votes of the shares present in person or represented by proxy and entitled to vote with respect to such directors at the Annual Meeting. Accordingly, if a quorum exists, each person receiving a plurality of the votes of the approximate holders with respect to the election of the directors will be elected to serve for a term of one year each. A majority of the votes entitled to be cast with respect to the election of directors by the holders of Common Stock constitutes a quorum for action on such proposal. Abstentions and broker non-votes with respect to the election of directors in the ordinary course of election will not affect the outcome of the election of directors.

Recommendation of the Paramark Board of Directors

         The Board of Directors recommends that you vote FOR the election of each of the nominees for director.

Directors' Meetings

         The Board of Directors met twice during the fiscal year 1999. Each Director attended all of the meetings of both the Board of Directors and of any committees of the Board on which the Director served.

Committees of the Board of Directors

         The Board of Directors has established compensation, audit and option committees. The members of the Compensation Committee, the Audit Committee and the Option Committee consists of Philip Friedman and Paul Bergrin. The Audit Committee, the Compensation Committee and the Option Committee each held one meeting in fiscal 1999.

         The Audit Committee reviews and examines detailed reports of the Company's independent public accountants; consults with the independent public accountants regarding internal accounting controls, audits results and financial reporting procedures; recommends the engagement and continuation of engagement of the Company's independent public accountants; and meets with, and reviews and considers recommendations of, the independent public accountants.

         The Compensation Committee reviews the performance of senior management and key employees whose compensation is the subject of review and approval by the Committee; periodically reviews and recommends to the Board of Directors compensation arrangements for senior management and key employees; and periodically reviews the main elements of, and administers, the Company's compensation and benefit programs, other than the 1993 Stock Option Plan and the 1996 Stock Option Plan.

         The Option Committee administers the 1993 Stock Option Plan and the 1996 Stock Option Plan and, to the extent provided by such Plans, determines the persons to whom options are granted, the exercise price, term and number of shares covered by each option to be granted.

         In June 2000, the Board of Directors established a Special Committee for the purposes of reviewing and advising the Company in connection with the Rich Products Transaction and the Brooks Street Transaction. The members of the Special Committee consist of Philip Friedman and Paul Bergrin, the Company's outside Directors.

Advance Notice For Director Nominations

         The Company's By-laws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting. However, in the event that less than 70 days prior notice of the date of the meeting is given to stockholders, notice by the stockholders must be received not later than 10 days after notice of the meeting has been given. Based on the scheduled meeting date for this year's annual meeting, in order for a stockholder to propose director nominations at the 2001 Annual Meeting, the stockholder must deliver notice to the Secretary no later than 10 days after notice of the meeting has been given. Any stockholder desiring a copy of the Company's Certificate of Incorporation will be furnished one without charge upon written request to the Secretary.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for the Chief Executive Officer and each other officer who made in excess of $100,000 (salary plus bonuses) (the "Named Officers") for the fiscal years ended December 31, 1999, 1998 and 1997. No other executive officers of the Company who were serving as such at the end of such fiscal years received salary and bonus in excess of $100,000.

                                                                    Long Term Compensation Awards
                                    Annual Compensation     Other
Name and Principal                                          Annual        Securities
Position                Year     Salary          Bonus     Comp.(1)     Underlying Options
Charles Loccisano,      1999    $193,678             $0    $12,000             -0-
Chairman, and Chief     1998     189,935 (2)    105,984     12,000         312,125 (4)
Executive Officer       1997     134,615         68,805     12,000         225,000

Alan Gottlich,          1999    $138,342             $0    $ 9,000            -0-
President and Chief     1998     125,818 (3)     52,992      9,000         188,250 (4)
Financial Officer       1997      98,464         34,402      9,000         163,500

(1)  These amounts represent reimbursable automobile expenses.
(2) $17,500 of this amount represents salary accruals from 1997 paid during 1998.
(3) $11,250 of this amount represents salary accruals from 1997 paid during 1998.
(4) In January 1998, the Board of Directors approved a resolution by the Option Committee whereby the Company canceled stock options previously granted to Messrs. Loccisano and Gottlich to purchase shares of common stock in the amount of 417,500 and 251,000 respectively, and granted new options to purchase shares of common stock in the amount of 313,125 and 188,250, respectively.

Stock Option Grants in Last Fiscal Year

         No options were granted under the Company's option plan during the year ended December 31, 1999.

         Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table sets forth information regarding aggregate option exercises and year end option values.

=============================== ======================== ================ ==================== =====================
                                                                          Number of            Value of
                                                                          Unexercised          Unexercised
                                                                          Options  at          In-The-Money
                                                                          12/31/99 (1)         Options at 12/31/99
                                Shares Acquired on       Value Realized   Exercisable/         Exercisable/
Name                            Exercise                                  Unexercisable        Unexercisable
------------------------------- ------------------------ ---------------- -------------------- ---------------------
Charles Loccisano, Chairman     0                        0                313,125 / 15,000     0 / 0
and Chief Executive Officer
------------------------------- ------------------------ ---------------- -------------------- ---------------------
Alan Gottlich, President, and   0                        0                188,250 / 15,000     0 / 0
Chief Financial Officer
=============================== ======================== ================ ==================== =====================


Director Compensation

         The Company provides compensation to outside directors at the rate of $300 per month, and provides reimbursement of travel and other expenses incurred in attending meetings. Directors who are employees of the Company do not receive fees for attendance at directors' meetings.

         Each member of the Special Committee will receive compensation equal to $12,500 upon consummation of the Transactions described herein.

                                  PROPOSAL TWO
                         THE RICH PRODUCTS TRANSACTION

Background of the Company

         Current management acquired the Company from its founders in June, 1992 for an aggregate purchase price of approximately $2.2 million representing the purchase of stock and the assumption of the Company's liabilities. In June 1992, the Company had approximately 100 franchised bakery locations and four Company-owned bakery locations, and had not offered to sell new franchise units since 1989. Simultaneously with the 1992 acquisition, the Company entered into a strategic manufacturing and licensing agreement with Heinz Bakery Products, a division of H.J. Heinz, Inc. ("Heinz") which provided the Company $1,425,000 in advance royalty payments which was used towards the purchase price. The balance of approximately $700,000 was funded by the capital contributions from the shareholders of the Company.

         The Company's business strategy with Heinz was twofold: (1) to convert all the existing retail bakery locations from a scratch method of production to a frozen dough "proof and bake" method of production yielding a multiple of advantages including reduced labor, ease of operations, limited employee training, cleaner bakeries, enhanced control systems, etc., and (2) to market a T.J. Cinnamons branded product line targeted for sale to the in-store bakeries of large supermarket chains. The Heinz agreement provided payments of manufacturing and licensing royalties to the Company, with all royalties earned by the Company to be first applied against the $1,425,000 advanced royalty until fully repaid.

         Based upon Heinz's sizable infrastructure and vast distribution capabilities, the Company anticipated that Heinz would roll-out the bakery conversion program and supermarket sales program in a short time frame resulting in significant royalty revenues to the Company. Management anticipated that this royalty income would allow it to obtain financing in order to fund the Company's working capital necessary to build the infrastructure necessary to expand the T.J. Cinnamons bakery system through franchise sales.

         For a period of twelve months following the acquisition of the Company, the new management worked together with Heinz to develop the frozen dough cinnamon roll products. During this same period, Heinz marketed the "proof and bake" frozen dough products in approximately 1,000 supermarket locations. Both strategies did not reach the Company's original expectations which would have funded the payback terms of the Heinz royalty advance. The Company believes that there were a number of issues that Heinz did not anticipate regarding the frozen dough rollout, such as: (i) continued research and development to replicate the appearance, taste and texture of the cinnamon roll manufactured on a automated production line; (ii) the sensitivity of distribution of a frozen yeast product;
(iii) the need for continued training of part-time employees regarding the baking procedures and operating guidelines of frozen dough; and (iv) the additional marketing costs needed to facilitate a national rollout. In order to produce a product that was less difficult to prepare, Heinz developed a fully baked and packaged product shipped through frozen distribution for "thaw and serve" use by in-store bakeries in supermarkets. Although this product had broad sales potential, Heinz did not have the facilities necessary to automate the production of this product, and was forced to use a co-packer to produce the product on a semi-automated line. This resulted in a significant reduction in the profit margins and a lack of aggressive marketing support by Heinz.

         By the end of 1992, the Company relocated its headquarters from Kansas City, Missouri to Secaucus, New Jersey and hired a new management team. Given the inability to successfully implement the Company's business plan as it related to Heinz, the Company was not able to pursue its franchise expansion plans and it began to actively explore financing options in early 1993. The Company's business plan has centered on leveraging its brand equity to expand distribution by implementing three interrelated strategies (i) expanding the Company's franchise system; (ii) exploring opportunities to offer the Company's products in non-traditional retailing environments including multi-branding pursuant to strategic licensing relationships with other retailers that command brand loyalty; and (iii) expanding opportunities to offer the Company's cinnamon roll and related products in supermarkets and other grocery outlets.

         After almost a year of pursuing financing alternatives, the Company completed a bridge loan financing in December, 1993 in the amount of $675,000, and on May 12, 1994 the Company completed an IPO of Common Stock, Class A Warrants and Class B Warrants resulting in net proceeds to the Company of $3.9 million. With net proceeds from the initial public offering after expenses of the offering and the repayment of indebtedness of approximately $2.3 million, the Company successfully completed a re-imaging of the T.J Cinnamons logo and product packaging, and a redesign of its bakeries, and began its franchise sales effort after having completed and filed its Uniform Franchise Offering Circular in all States that require registration.

         The Company advertised for franchises in the Wall Street Journal and the Nations Restaurant News, and received over 2,000 inquires for its franchise program. By March 1995, the Company had sold two franchises to new franchisees, and two franchises to existing franchisees. During this period, the Company maintained an expanded staff necessary to support its franchise growth and show its credibility to prospective franchisees. This increase in overhead resulted in a decline in the Company's working capital, and a continuing net operating loss and cash flow deficit. These deteriorating financial conditions were the primary obstacle in the Company's ability to sell more franchises, and the existing franchise system declined to 60 bakeries by June 30, 1995.

         By June 1995, the Company had depleted its cash resources, and began experiencing financial difficulties resulting from a negative working capital balance. The Company was forced to implement a cost reduction program resulting in a significant decline in operating expenses, and in an effort to obtain long term financing to continue to develop the Company's business strategies, the Company retained the Corporate Finance Group at Arthur Andersen LLP to act as its financial advisor in connection with the exploration of strategic alternatives available to the Company, including a possible equity or debt financing, merger, sale of all or part of the Company, or other similar transaction.

         In August, 1996 the Company closed an agreement with Triarc Restaurant Group for the sale of its intellectual property and a simultaneous license of certain of the intellectual property back to the Company for the purposes of continuing to operate one existing bakery location, continuing to act as franchisor and licensor under the existing franchise and license agreements, and continuing to distribute T.J. Cinnamons products through retail grocery outlets pursuant to a 20 year license agreement. The Company received consideration of $1,790,000 in cash and $1,750,000 in promissory notes. Following this transaction, the Company established a bakery operation in Santa Ana, California and began distribution to grocery accounts in Southern California. The proceeds from the Triarc transaction were used to develop the Santa Ana bakery facility and fund operating losses during the initial startup of this business. The Company relocated the bakery to El Cajon, California in 1998 due to a termination of its lease, and due to continuing operating losses, the Company required additional capital to continue operations.

         In June 1998, the Company closed an agreement with Triarc Restaurant Group pursuant to which the Company terminated the 1996 Triarc Restaurant Group purchase agreement and license agreement and sold its interests in the T.J. Cinnamons franchise agreements in consideration for payments of $3 million in cash and $1 million in the form of a promissory note. The proceeds from this transaction were used to fund operating losses, automate the bakery operations and complete an expansion of the bakery which was needed as a result of the growth in wholesale sales exceeding the plants capacity.

Background of the Rich Products Transaction

         The Company's sales increased rapidly during 1999 as a result of broadening its product line to include a full line of decorated cakes, and the expansion of its network of brokers and sales representatives in different areas of the country. The Company began selling its products in the following new regions: Northern California, Texas, Arizona and Oregon. In order to remain competitively priced, the Company negotiated deals at low margins and further invested in automated production equipment. In addition, the Company began producing products as a co-packer for Rich Products Manufacturing Company d/b/a/ Jon Donaire Desserts and for Angel City Foods.

         In March 2000, following completion of the plants expansion from a 16,800 square feet facility to a 36,000 square feet facility, the Company's sales were increasing at a rate of 200% ahead of previous year levels and the Company continued to experience capacity issues at the plant. In order to avoid shorting orders and facing the possible loss of certain customers, the Company invested in new ovens, pans and other equipment in order to provide additional capacity. The Company financed the facility expansion by utilizing its working capital as it did not have any credit line or other financing facilities available. In May 2000, the Company's outside accountants issued the Company a going concern opinion due to the Company's limited working capital and history of continuing operating losses. In response to these liquidity issues, the Company began exploring strategic alternatives including a possible merger of merger transaction.

         The Company placed advertisements in the Wall Street Journal and the Los Angeles Times and entered into preliminary discussions with a number of interested bakery operators, however the Company was unable to reach agreement with any such bakery operators for a transaction beneficial to the Company. As a result of further active networking within the baking industry, Rich Products, one of the Company's largest customers, indicated that it had an interest in acquiring the Company's bakery operations as it had an interest in expanding its business into the specialty decorated cake lines that the Company had successfully developed.

         In July 2000, the Company announced that it had entered into a non-binding letter of intent with Rich Products for the sale of its bakery operations. During the period of July 2000 to September 2000, the Company engaged in negotiations with Rich Products, and on September 9, 2000, the Company executed a definitive purchase agreement with Rich Products as more fully described herein.

The Rich Products Asset Purchase Agreement

         Assets To Be Sold

         The assets to be sold by the Company to Rich Products include substantially all of the fixed and intangible assets of the El Cajon, California bakery operation including all materials, packaging and finished goods inventory. The Rich Products Transaction excludes all tangible and intangible assets relating to dough products, which are primarily comprised of approximately $1 million of annual net sales of a proprietary product known as pull-apart cakes. In addition, Rich Products will assume all of the Company's outstanding equipment leases except those leases secured by equipment used exclusively for dough products which will be assumed by Brooks Street. Subsequent to entry into the Rich Products agreements, the Company will collect all outstanding accounts receivable and will pay all outstanding trade accounts payable.

         Required Vote

         The approval of the Rich Products Transaction requires the affirmative vote of a majority of the total outstanding stock of the Company entitled to vote on the proposal. Abstentions and broker non-votes will not be counted for the purpose of approving this proposal.

         Purchase Price

         The aggregate purchase price of the Property is $2,182,750 plus the assumption by Rich Products of equipment leases with an aggregate balance of approximately $285,000 as of September 30, 2000. The Rich Products Asset Purchase Agreement provides for payment of the purchase price as follows:
$182,750 paid on October 16, 2000, $1,000,000 to be paid at closing and $1,000,000 to be paid in eight equal semi-annual installments over a period of four (4) years. In addition, Rich Products will assume all the Company's obligations under its lease for the bakery located in El Cajon, California which lease terminates in May 2006. All payments due to the Company pursuant to the Rich Products Asset Purchase Agreement have been guaranteed by Rich Products Corporation, the corporate parent of Rich Product Manufacturing Corporation.

         Certain Representations, Warranties and Covenants

         The Company has made certain customary representations and warranties, including among other things, as to its corporate status, its authority to enter into the Rich Products Asset Purchase Agreement, its financial statements, the absence of certain changes in its business, the absence of litigation, the operation of its business, its assets, territorial restrictions, inventories, product warranties, intellectual properties, leases, employees and labor matters, employee benefit plans, confidentiality, records and disclosure.

         The Company has also made certain covenants, including among other things, the conduct of its business, no solicitation, access and information, public announcements, further actions and further assurances.

         Rich Products has also made certain covenants, including among other things, public announcements, further actions, further assurances, subsequent monthly financial statements, opinion of counsel, corporate proceedings, transfer documents, consents and estoppel's, corporate proceedings and the execution of a consulting agreement.

         Indemnification

         The Company is obligated to indemnify Rich Products and its affiliates for, among other things, any losses resulting from or arising out of (a) any inaccuracy of any representation or warranty, (b) any failure to perform any covenant or fulfill any other obligation, (c) any liabilities arising from events prior to the closing, (d) any excluded assets, (e) any taxes of the Company, (f) any employee benefit liabilities, (g) operations of the business prior to the closing date, and (h) any product liability claims for products manufactured or sold prior to the closing date.

         Rich Products is obligated to indemnify the Company and its affiliates for, among other things, any losses resulting from or arising out of (a) any inaccuracy of any representation or warranty, (b) any failure to perform any covenant or fulfill any other obligation, (c) operations and liabilities of the business following the closing date and (d) any product liability claims for products manufactured or sold following the closing date.

         Termination

         The Asset Purchase Agreement may be terminated, and the transaction abandoned at any time prior to the Closing, (a) by mutual written agreement between the Company and Buyer, (b) by the Company or Buyer in the event representations and warranties have not been true and correct in all material respects, or (c) at any time after December 31, 2000 by the Company or Buyer if a closing has not occurred by said date unless (i) such date is extended by mutual written consent or (ii) the Company is actively engaged in soliciting the approval for the Transactions from its shareholders.

License Agreement

         The Company and Rich Products entered into a license agreement dated October 9, 2000 through which the Company granted Rich Products a license to assume immediate operational control of the El Cajon bakery facility as if a closing had occurred under the Rich Products Asset Purchase Agreement. Rich Products has paid the Company a license fee equal to $4,000 per month through December 31, 2000, and the license agreement will terminate simultaneously with a closing of the Rich Products Asset Purchase Agreement.

Interests of Management and Certain Stockholders in the Rich Products
Transaction

         The Rich Products Asset Purchase Agreement also requires the Company to deliver the following executed consulting agreements at the closing:

         1. A Consulting Agreement between Rich Products and Charles N. Loccisano, the Chairman, Chief Executive Officer and Director of the Company requiring Mr. Loccisano to be available to render consulting services as needed by Rich Products for a period of four (4) years following the Closing. The compensation to Mr. Loccisano pursuant to this agreement is $50,000 per annum for a period of four (4) years.

         2. A Consulting Agreement between Rich Products and Alan S. Gottlich, the President, Chief Financial Officer and Director of the Company requiring Mr. Gottlich to be available to render consulting services as needed by Rich Products for a period of four (4) years following the Closing. The compensation to Mr. Gottlich pursuant to this agreement is $30,000 per annum for a period of four (4) years.

         3. A Consulting Agreement between Rich Products and Wayne Sorensen, the General Manager of the Company's bakery in El Cajon California, requiring Mr. Sorensen to be available to render consulting services as needed by Rich Products for a period of four (4) years following the Closing. The compensation to Mr. Sorensen pursuant to this agreement is $20,000 per annum for a period of four (4) years.

         Prior to, and unrelated to the Transactions, the Company entered into an employment agreement with Charles Loccisano dated October 1, 1997, which employment agreements current term expires on October 1, 2003, and requires severance payments in the event of termination without cause equal to two times Mr. Loccisano's base salary plus one-half of the aggregate bonuses paid over the previous three fiscal years. Following closing of the Transactions, Mr. Loccisano will continue to remain as the Company's Chairman, Chief Executive Officer and Director through its liquidation or other action, however the disinterested members of the Company's Board of Directors determined that it would be economically beneficial to the Company to treat the Transactions as a defacto termination of this employment agreement. Therefore, in September 2000, the Board of Directors approved the termination of Mr. Loccisano's Employment Agreement as of January 31, 2001 upon terms providing Mr. Loccisano compensation equal to one-half the contractual obligations under the employment agreement, or $276,622 (the contractual obligation in the employment agreement is $553,244) to be paid in equal quarterly installments over a period of four years. As part of this termination agreement, Mr. Loccisano has agreed to serve as a trustee of the Paramark Liquidating Trust for a term of four (4) years without further compensation. See "Certain Transactions".

         Prior to, and unrelated to the Transactions, the Company also entered into an employment agreement with Alan Gottlich dated October 1, 1997, which employment agreements current term expires on October 1, 2003, and requires severance payments in the event of termination without cause equal to two times Mr. Gottlich's base salary plus one-half of the aggregate bonuses paid over the previous three fiscal years. Following closing of the Transactions, Mr. Gottlich will continue to remain as the Company's Chairman, Chief Financial Officer and Director through its liquidation or other action, however the disinterested members of the Company's Board of Directors determined that it would be economically beneficial to the Company to treat the Transactions as a defacto termination of this employment agreement. Therefore, in September 2000, the Board of Directors approved the termination of Mr. Gottlich's Employment Agreement as of January 31, 2001 upon terms providing Mr. Gottlich compensation equal to one-half the contractual obligations under the employment agreement, or $188,224 (the contractual obligation in the employment agreement is $376,447) to be paid in equal quarterly installments over a period of four years. As part of this termination agreement, Mr. Gottlich agreed to serve as a trustee of the Paramark Liquidating Trust for a term of four (4) years without further compensation. See "Certain Transactions".

         In September 2000, Charles Loccisano, the Company's Chairman, Chief Executive Officer and Director provided the Company with a credit line loan in the amount of $150,000 in order to continue its operations. This loan will be repaid in full from the proceeds of the Rich Products Transaction. The credit line loan transaction with Mr. Loccisano was based on terms which were unanimously approved by the Company's Board of Directors including interest at the rate of 5.39% and the grant of 150,000 unregistered shares of the Company's Common Stock. The Company intends to repay the outstanding balance of this loan ($75,000 as of October 31, 2000) out of the proceeds of the Rich Products Transaction.

Application of Sale Proceeds

         Net proceeds to the Company in connection with the Rich Products Transaction will be $2,182,750 inclusive of payments for inventory. The Company currently intends to utilize the net proceeds from the purchase price as follows, however, the Company may modify the uses of the proceeds from the Rich Products Transaction without further approval of Stockholders:

                                                                             Following
                                                            At Closing        Closing            Total
                                                        ------------------------------------------------
Reduction of outstanding indebtedness             (1)      $   882,750      $   550,000      $1,432,750
Expenses of the Transactions                      (2)          125,000                0         125,000
Working capital                                   (3)                0          125,000         125,000
Possible liquidating distributions to stockholders(4)          175,000          325,000         500,000
                                                        --------------       ----------      ----------

Total net proceeds                                (5)       $1,182,750      $ 1,000,000      $2,182,750

(1) Represents payments of (i) approximately $642,904 to certain current and past due trade payables, (ii) $250,000 for a loan provided by Gelt Financial Corporation, (iii) $75,000 for a credit line loan provided by Charles Loccisano, the Company's Chairman, Chief Executive Officer and Director, (iv) $276,622 for the termination of an employment agreement with Charles Loccisano, the Company's Chairman, Chief Executive Officer and
     Director, and (v) and $188,224 for the termination of an employment agreement with Alan Gottlich, the Company's President, Chief Financial Officer and Director.

(2) Represents $90,000 for various legal and accounting fees incurred in connection with the Transactions, $10,000 for fees in connection with obtaining a fairness opinion, and $25,000 in fees paid to the special committee of the Board of Directors in connection with the review and assistance with negotiating the Transactions.

(3) The Company plans to utilize the working capital to provide for the costs of maintaining the Company's executive offices for approximately two months following a closing of the Transactions, and to provide for all costs associated with the Paramark Liquidating Trust over a period of four years.

(4) Represents the net proceeds from the Rich Products transaction which the Company currently intends will be distributed to the Company's stockholders as liquidating distributions over a period not to exceed four (4) years following the transfer of assets to the Paramark Liquidating Trust. Following the completion of the Transactions and prior to implementing the Plan of Liquidation, the Company intends to explore various strategic options available to enhance stockholders value, including the possible sale of the public shell. As a result, the Company reserves the right to abandon the Plan of Liquidation following the approval of stockholders without a further vote of stockholders.


Tax Consequences to the Company

         The sale of assets pursuant to the Rich Products Transaction will result in a taxable transaction to the Company. The Company will recognize gain measured by the difference between the amount realized from the sale of the assets and the Company's adjusted tax basis in such assets. Due to the Company's net operating loss carry forwards, the Company estimates that the Rich Products Transaction will result in minimal Federal and State tax liability.

Opinion of Capital Markets Group

         In connection with its consideration received from the Rich Products Transaction and the Brooks Street Transaction, the Board of Directors of the Company has retained Capital Markets Group ("CMG") to render an opinion as to the fairness to the stockholders of the Company, from a financial point of view, of the consideration to be received by the Company pursuant to the Transactions.

         In arriving at its opinion, CMG reviewed and analyzed the Rich Products Asset Purchase Agreement, the Brooks Street Asset Purchase and Sale Agreement and certain available financial information, internal financial analysis, projections, and other information concerning the Company, held discussions with members of senior management of the Company regarding the business and prospects of the Company, and also performed certain analysis on internally prepared projections for the Company based on various assumptions, including that (i) the proposed Transactions do not occur, (ii) the proposed Transaction occur and the Company liquidates thereafter. In addition, CMG received the preliminary proxy statement dated October 20, 2000, the auditors report dated February 8, 2000, and information regarding other factors affecting the future prospects for the Company absent the proposed Jon Donaire Transaction.

         In rendering its opinion, CMG relied upon and assumed, without independent verification, the accuracy, completeness and fairness of all financial and other information that was available to it from public sources and that was provided to it by the Company or its representatives or that was otherwise reviewed by it. With respect to the financial forecasts and other information relating to prospects of the Company, CMG assumed that such information reflected the best currently available estimates and judgments of the management of the Company as to the likely future financial performance of the Company. CMG did not make any independent valuation or appraisal of the assets of the Company, nor was it furnished with any evaluation or appraisal. CMG's opinion was based solely upon the information available to it and provided by the Company, and upon the prevailing economic, financial market and other conditions as they existed as of the date its opinion was rendered. The Company did not place any limitations on the nature or scope of CMG's investigation for purposes of rendering this opinion.

         For services rendered by CMG in connection with the Transactions, the Company agreed to pay CMG a total fee of $10,000. In addition, the Company has agreed to reimburse CMG for reasonable out-of-pocket expenses (not to exceed $1,000). The Board of Directors selected CMG based on its experience and expertise. CMG is an investment banking firm whose principal officers have combined over 30 years of mergers, acquisitions and valuation experience. These are no relationships between the Company, CMG or any of its officers.

         The CMG opinion, prepared for the Company's Board of Directors, is directed only to the fairness to the Company's stockholders, as of the date of the opinion letter, from a financial point of view, of the consideration to be received by the Company pursuant to the Transactions, and does not constitute a recommendation to any stockholder as to how to vote at the Company's Annual Meeting.

         A copy of the CMG opinion is attached hereto as Appendix C. Stockholders are urged to read this opinion in its entirety for assumptions made, procedures followed, other matters considered and limits of the review by CMG.

Required Vote

         The approval of the Rich Products Transaction requires the affirmative vote of a majority of the total outstanding stock of the Company entitled to vote on the proposal.

Recommendation of the Board of Directors.

         The Company's disinterested Board of Directors has determined that the terms of the Rich Products Transaction are in the best interest of the Company and its stockholders, and recommends a vote in favor of the Rich Products Transaction. In the course of reaching its decision to approve the Rich Products Transaction, the Board consulted with its legal and financial advisors as well as the Company's management and considered the following factors:

                  (1) The written presentation of CMG Capital Corporation that the consideration to be received pursuant to the terms of the Rich Products Transaction is fair to the stockholders of the Company from a financial point of view;

                  (2) The current negative working capital of the Company and resulting lack of financial and operational resources necessary for the continuation or expansion of the Company's business strategies;

                  (3) The qualified going concern opinion issued by the Company's outside accountants indicating that the Company may not be able to continue as a going concern due to its negative working capital and the unavailability of other sources of funds; and

                  (4) The absence of any written or formal expression of interest by any other third parties regarding a possible acquisition, merger or other strategic transaction with the Company.

         Considering the above factors, the Board concluded that it was unlikely that any purchaser other than Rich Products would be willing to pay a price higher than that to be received in the Rich Products Transaction.

                                 PROPOSAL THREE
                         THE BROOKS STREET TRANSACTION

Background of the Brooks Street Transaction

         The Rich Products Transaction excludes the Company's tangible and intangible assets relating to dough products. As a result, the Company networked within the bakery industry to seek a buyer for these assets which are primarily comprised of approximately $1 million of annual net sales of a proprietary product known as pull-apart cakes. After active discussions with three bakery companies selling similar dough products, on August 8, 2000 the Company reached a non-binding letter of intent with Brooks Street for the sale of its tangible and intangible assets relating to its dough products, and on October 9, 2000, the Company executed and closed a definitive Asset Purchase and Sale Agreement with Brooks Street as more fully described herein.

Brooks Street Asset Purchase and Sale Agreement

         Assets To Be Sold

         The assets sold by the Company to Brooks Street include substantially all of the Company's tangible and intangible assets relating to dough products which are primarily comprised of approximately $1 million of annual net sales of a proprietary product known as pull-apart cakes. In addition, Brooks Street purchased inventory from the Company in the amount of $12,500 and assumed two outstanding equipment leases with a principal balance of approximately $70,000 as of September 30, 2000.

         Purchase Price

         The Brooks Street Asset Purchase and Sale Agreement provides for a purchase price in the form of royalty payments over a period of four (4) years equal to 5% of the net sales of pull-apart cakes to all existing customers of the Company plus 1 1/2% of the net sales of all pull-apart cakes sold to new customers of Brooks Street. In addition, Brooks Street has purchased inventory from the Company in the amount of $12,500 and has assumed the aforementioned equipment lease liabilities of approximately $70,000. The Company reserves the right to modify the terms of the royalty payments to, among other things, shorten the period payments will be made and increase the payment percentage without further approval of stockholders provided there is no substantial difference in royalties received.

         Contingency Provision

         The Brooks Street transaction is contingent upon (i) the approval of the Company's stockholders, and (ii) the closing of the Rich Products Transaction. In the event the Company does not receive stockholder approval or the Rich Products Transaction does not close, then all right, title and interest in the assets sold pursuant to the Brooks Street Transaction will be automatically reconveyed to the Company.

Application of Sale Proceeds

         Net proceeds to the Company in connection with the Brooks Street Transaction will be in the form of royalty payments over a period of 4 years equal to 5% of the net sales of pull-apart cakes to all existing customers of the Company plus 1 1/2% of the net sales of all pull-apart cakes sold to new customers of Brooks Street. It is currently anticipated that all such proceeds will be deposited into interest bearing accounts and will be set aside for a liquidating distribution to the Company's shareholders pursuant to the Plan of Liquidation. Following the completion of the Transactions, and prior to implementing the Plan of Liquidation, the Company intends to explore various strategic options available to enhance stockholders value, including the possible sale of the public shell. As a result, the Company reserves the right to abandon the Plan of Liquidation following the approval of stockholders without a further vote of stockholders.

Tax Consequences to the Company

         The sale of the dough assets by the Company will result in taxable income in the period received. Due to the Company's net operating loss carry forwards, the Company estimates that the Brooks Street Transaction will result in minimal Federal and State tax liability.

Required Vote

         The approval of the Brooks Street Transaction requires the affirmative vote of a majority of the outstanding stock of the Company entitled to vote on the proposal.

Recommendation of the Board of Directors.

         The Company's Board of Directors has unanimously determined that the terms of the Brooks Street Transaction is in the best interest of the Company and its stockholders, and recommends a vote in favor of the Brooks Street Transaction. In the course of reaching its decision to approve the Brooks Street Transaction, the Board consulted with its legal and financial advisors as well as the Company's management and considered the following factors:

                  (1) The minimal value of the assets of the Company following completion of the Rich Products Transaction; and

                  (2) The absence of any written or formal expression of interest by any other third parties regarding the purchase of the assets of the Company following completion of the Rich Products Transaction.

         Considering the above factors, the Board concluded that it was unlikely that any purchaser other than Brooks Street would be willing to pay a price higher than that to be received in the Brooks Street Transaction.

                                 PROPOSAL FOUR
                            THE PLAN OF LIQUIDATION

Introduction

         The voluntary liquidation will take place in accordance with the Plan of Liquidation (the "Plan"), attached as Exhibit D to this Proxy Statement. If the Plan is approved by the stockholders, following the completion of the Rich Products Transaction and the Brooks Street Transaction, all remaining liquid assets of the Company will be sold, creditors will be paid or reserves for such payments established, and the remaining net proceeds of such sales would be transferred to a liquidating trust (the "Paramark Liquidating Trust") for distribution to the stockholders in cash, pro rata, in accordance with their ownership interest in the Company. Stockholders of the Company will be the beneficiaries of the Paramark Liquidating Trust and will receive one unit which represents a beneficial ownership interest in the Paramark Liquidating Trust for each share of Paramark common stock held on the record date established by the Board of Directors. The record date for determining stockholders who will receive an interest in the Paramark Liquidating Trust will be the date assets are transferred to the Paramark Liquidating Trust. The Trustees of the Paramark Liquidating Trust, in accordance with the Plan, will distribute the remaining assets of the Paramark Liquidating Trust to the beneficiaries over a period of up to four (4) years from the date assets are initially transferred to the Paramark Liquidating Trust.

         There may be material federal income tax consequences to stockholders as well as possible state and local tax consequences. Certain tax consequences are discussed below (see "Federal Income Tax Consequences"). Stockholders are urged to consult their own tax advisors to determine the extent of the federal income tax liability they may incur as a result of receiving a liquidating distribution, as well as any tax consequences under applicable state or local laws or proposed changes to the tax laws.

         In connection with the implementation of the Plan of Liquidation, the Company intends to deregister the Company's Common Stock from the registration requirements of the Securities Exchange Act of 1934, as amended. This means that the Company will no longer file annual reports and quarterly reports with the Securities and Exchange Commission, and will not distribute to its stockholders proxy materials or annual reports to stockholders which contain audited financial statements.

Description of the Plan

         If the Plan is approved by the Company's stockholders, the Company will voluntarily completely liquidate in accordance with the requirements of the Internal Revenue Code of 1986 (the "Code"). There are no federal or state regulations to be complied with and the approval of federal or state authorities is not required for the Company to voluntarily completely liquidate. The effective date (the "Effective Date") of the Plan will be the date on which the Plan is approved by the stockholders. The period from the Effective Date until the completion of the sales and final distribution of the Company's assets is referred to herein as the "Liquidation Period".

         After the Effective Date, the Company will promptly seek to convert all of its assets into cash. This will include all fixed assets and net proceeds from the Transactions remaining following the repayments of outstanding debts, liabilities and other obligations of the Company. The Company anticipates that stockholders will receive an initial liquidating distribution shortly after approval of the Plan by the Company's shareholders. The amount of the initial distribution will be determined after appropriate valuations and reserves are established.

         All unsold assets and the rights to receive funds under the Rich Products Transaction and the Brooks Street Transaction will be donated to the Paramark Liquidating Trust. The Company anticipates further distributions will be made as the Paramark Liquidating Trust collects payments from the Rich Products Transaction and the Brooks Street Transaction over a four (4) year period. The expenses of the Paramark Liquidating Trust will be charged against the liquidating distributions held therein.

         Any liabilities of the Company and any claims made against the Company must be paid or provided for by the Company prior to making liquidating distributions to the stockholders. The exact date of the liquidating distributions will depend on (a) the timing of the liquidation of the Company's assets, and the timing of receipt of funds under the Brooks Street Transaction, and (b) the extent to which the Company may need to hold back sufficient assets to provide for any disputed claims or other contingent liabilities which may then exist against the Company. Liquidating distributions will be made over a period of up to four years on a pro rata basis to the former stockholders of the Company who are beneficiaries of the Paramark Liquidating Trust.

         The Paramark Liquidating Trust will be administered by Charles Loccisano, the Company's Chairman and Chief Executive Officer and Alan Gottlich, the Company's President and Chief Financial Officer, as co-trustees. Each trustee will not receive a fee in consideration for their services rendered in administering the Paramark Liquidating Trust including the administration of collections and disbursements, completion of the annual financial statements and the filing of all applicable annual tax returns, but will be reimbursed for expenses incurred.

         The trustees will provide the former stockholders of the Company who are beneficiaries of the Paramark Liquidating Trust with an annual report at the end of each year and after the trusts termination showing: (i) the assets and liabilities of the trust at the end of the year, prepared in accordance with generally accepted accounting principles, (ii) any changes in trusts assets not previously reported, and (iii) any action taken by the trustees that was not previously reported which materially affects the trusts assets. The trustees may also send to beneficiaries copies of any interim reports they deem advisable or as may be required by the Securities and Exchange Commission. The trustees are required to file such reports with the Securities and Exchange Commission as well as current reports on Form 8-K if an event occurs for which a Form 8-K would be required, or, if in the opinion of the trustees, a material event relating to the trust has occurred.

Exchange of Stock Certificates for Liquidation Distributions

         Prior to completion of the liquidation, Paramark will send or cause to be sent to its stockholders, on the record date related to the liquidation established by the Board, a letter of transmittal form for the purpose of exchanging shares of Paramark for units in the Paramark Liquidating Trust. Each stockholder will receive one unit for each share of Paramark common stock held on the record date related to the liquidation. Stockholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. No amount will be distributed by the Company to a stockholder unless and until such stockholder delivers to the Company a signed letter of transmittal form and the certificates representing the stockholders shares.

Federal Income Tax Consequences

         PAYMENT BY THE COMPANY OF LIQUIDATING DISTRIBUTIONS TO STOCKHOLDERS WILL BE A TAXABLE SALE OR EXCHANGE. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR STOCKHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER TAX ADVISOR CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE RECEIPT OF A LIQUIDATING DISTRIBUTION.

Continuing Business

         As stated above, following completion of the Transactions, the Company will seek to liquidate its assets. In order to liquidate the Company's fixed assets, the executive management staff will be retained at the Company's executive offices in New Jersey for a period of several months following the closing of the Transactions in order to collect all accounts receivables, liquidate all inventory, pay down all outstanding trade payables and sell all furniture, fixtures and equipment maintained at the Company's headquarters in Secaucus, New Jersey. Following completion of the Transactions and prior to implementing the Plan of Liquidation, the Company intends to explore various options available to the Company, including the possible sale of the public shell. No assurance can be given as to whether the sale of the public shell or another strategic option will be available or a financially feasible option for the Company. Consistent with the requirements of Delaware law, the Company reserves the right to abandon or amend the Plan of Liquidation following the approval of the stockholders without a further vote of stockholders.

         Following stockholder approval of the Plan of Liquidation, the Company will establish a liquidating trust to collect all contractual payments due pursuant the Rich Products Transaction and the Brooks Street Transaction, and will make liquidating distributions to the holders of units in the liquidating trust during a period of up to four years from the date of transfer of assets to the Paramark Liquidating Trust.

Required Vote

         The approval of the Plan of Liquidation requires the affirmative vote of a majority of the outstanding stock of the Company entitled to vote on the proposal.

Abandonment and Amendment

         The Board of Directors may abandon or amend the Plan of Liquidation, following stockholder approval, without any further vote of stockholders as permitted by Delaware General Corporation Law.

Recommendation of the Paramark Board of Directors

         The Board of Directors recommends that you vote FOR the Plan of Liquidation.

SELECTED CONSOLIDATED FINANCIAL DATA

The following is a summary of selected consolidated financial data relating to the Company.

                                                                                                      Six Months
                                                       Year ended December 31                           Ended
                                      1995       1996         1997        1998         1999          June 30, 2000
                                    ------------------------------------------------------------------------------
                                                               (in thousands, except per share data)
Statement of  Operations Data:

Revenues                             1,039       1,490        3,878        4,576       4,393             3,512

Expenses                             2,105       2,719        5,335        5,802       5,459             4,131

Income (loss) from operations       (1,066)     (1,229)      (1,457)      (1,226)     (1,066)             (619)

Other income                             0       1,449           80        3,038          50                 6

Net income (loss)                   (1,066)        220       (1,377)       1,812      (1,017)             (613)

Net income (loss) per share           (.37)        .08         (.45)         .57        (.30)             (.18)

Weighted average number
  common shares outstanding          2,910       2,926        3,070        3,287       3,391             3,393


Balance Sheet Data:

Total assets                         2,780       2,651        1,652        2,722       2,215             2,254

Working capital                     (1,226)        836         (679)       1,214         362              (277)

Total liabilities                    1,499       1,095        1,470          671       1,211             1,864

Stockholders equity                  1,282       1,556          181        2,050       1,042               390

Book value per share                   .44         .53          .06          .62         .31               .11



CERTAIN TRANSACTIONS

Policy for Related Party Transactions

         The Company believes that all transactions with officers, directors, or affiliates to date are on terms no less favorable than those available from unaffiliated third parties. It is the Company's policy that all future transactions with officers, directors, or affiliates will be approved by the independent members of the Company's Board of Directors not having an interest in the transaction and will be on terms no less favorable than could be obtained from unaffiliated third parties.

Heinz Bakery Products License Agreement

         In June 1992, the Company entered into an exclusive 20 year license agreement with Heinz Bakery Products ("Heinz"), pursuant to which, among other things, Heinz paid an aggregate of $1.425 million in advance royalties to be offset by actual royalties earned. The advance royalties owed to Heinz were guaranteed by Charles Loccisano, the Chairman and Chief Executive Officer of the Company. In August 1996, the Company entered into an agreement with Heinz to terminate the license agreement and satisfy the balance due under the promissory note in the amount of approximately $795,000 based on a payment of $600,000 made in August 1996, the assignment of a $100,000 promissory note receivable from Triarc, and the forgiveness of the balance of $95,000. At December 31, 1999, the Heinz note was paid in full.

Loans and Investments from Affiliates

         In November 1997, Charles Loccisano, the Company's Chairman, Chief Executive Officer, and Director, and Alan Gottlich, the Company's President, Chief Financial Officer and Director purchased an aggregate of 20,000 shares of convertible Series B Preferred Stock at a price of $5.00 per share. The Series B Preferred Stock carried a dividend equal to 8% per annum payable semi annually, were convertible into common stock at the holders option and were redeemable by the Company at its option. The purchase price for the Series B Preferred Stock was paid for in a combination of cash and promissory notes payable to the Company. In January 1998, the Company redeemed the 20,000 Series B Preferred Stock at a price of $5.00 per share.

         In January 1998, Charles Loccisano, the Company's Chairman and Chief Executive Officer, and Alan Gottlich, the Company's President and Chief Financial Officer provided the Company with loans aggregating $282,500. In March 1998, based on the need for additional funding resulting from the receipt of large purchase orders from Walmart Super Centers, the previous loans provided by Loccisano and Gottlich were repaid in full, and Messrs. Loccisano and Gottlich agreed to provide the Company with a credit line for up to $500,000, with interest payable quarterly at the applicable federal rate of 5.39% per annum. The line of credit is secured by payments due to the Company under its purchase agreement with Triarc. In consideration for providing this credit line, the Company granted Messrs. Loccisano and Gottlich an aggregate of 300,000 unregistered shares of common stock. This credit line was repaid in full in August 1998 out of the proceeds of the Triarc transaction.

         In August 1998, Charles Loccisano, the Company's Chairman and Chief Executive Officer, and Alan Gottlich, the Company's President and Chief Financial Officer, provided the Company with short term bridge loans aggregating $100,000. These loans provided for a loan fee of 5% representing the initial loan fees and interest on the loan. These loans were repaid in full in August 1998 out of the proceeds of the Triarc transaction.

         In August 2000, Charles Loccisano, the Company's Chairman and Chief Executive Officer, provided the Company with a loan of $150,000. The loan provided for a term of one year and provided for interest in the amount of 5% per annum. The Company granted Mr. Loccisano 50,000 unregistered shares of common stock as additional consideration for providing this loan. This loan was repaid in full out of the proceeds of a loan with Gelt Financial Corporation in September 2000.

         In September 2000, Charles Loccisano, the Company's Chairman and Chief Executive Officer, provided the Company with a credit line in the amount of $150,000. The credit line provided for a term of one year and provided for interest in the amount of 5% per annum. The Company granted Mr. Loccisano 150,000 unregistered shares of common stock as additional consideration for providing this loan. The terms of this credit line provide that the balance of this loan ($75,000 as of September 31, 2000) will be repaid in full out of the proceeds of the Rich Products Transaction.

Consulting Agreement s Arising out of the Rich Products Transaction

         Pursuant to the terms of the Rich Products Asset Purchase Agreement, Charles N. Loccisano, the Chairman, Chief Executive Officer and Director of the Company, entered into a consulting agreement with Rich Products requiring Mr. Loccisano to be available to render consulting services as needed by Rich Products for a period of four (4) years following the Closing. The compensation to Mr. Loccisano pursuant to this agreement is $50,000 per annum for a period of four (4) years.

         Pursuant to the terms of the Rich Products Asset Purchase Agreement, Alan S. Gottlich, the President, Chief Financial Officer and Director of the Company, entered into a consulting agreement with Rich Products requiring Mr. Gottlich to be available to render consulting services as needed by Rich Products for a period of four (4) years following the Closing. The compensation to Mr. Gottlich pursuant to this agreement is $30,000 per annum for a period of four (4) years.

         Pursuant to the terms of the Rich Products Asset Purchase Agreement, Wayne Sorensen, the General Manager of the Company's baking facility in El Cajon, California, entered into a consulting agreement with Rich Products requiring Mr. Sorensen to be available to render consulting services as needed by Rich Products for a period of four (4) years following the Closing. The compensation to Mr. Sorensen pursuant to this agreement is $20,000 per annum for a period of four (4) years.

Termination of Employment Agreements

         Prior to, and unrelated to the Transactions, the Company entered into an employment agreement with Charles Loccisano, the Company's Chairman, Chief Executive Officer and Director dated October 1, 1997, which employment agreements current term expires on October 1, 2003, and requires severance payments in the event of termination without cause equal to two times Mr. Loccisano's base salary plus one-half of the aggregate bonuses paid over the previous three fiscal years. Following closing of the Transactions, Mr. Loccisano will continue to remain as the Company's Chairman, Chief Executive Officer and Director through the sale of the Company's shell or its dissolution, however disinterested members of the Company's Board of Directors determined that it would be economically beneficial to the Company to treat the Transactions as a defacto termination of this employment agreement. Therefore, in September 2000, the Board of Directors approved the termination of Mr. Loccisano's Employment Agreement as of January 31, 2001 upon terms providing Mr. Loccisano compensation equal to one-half the contractual obligations under the employment agreement, or $276,622 (the contractual obligation in the employment agreement is $553,244) to be paid in equal quarterly installments over a period of four years. It is currently anticipated that these payments will be paid out of the proceeds received from the Rich Products Transaction.

         Prior to, and unrelated to the Transactions, the Company also entered into an employment agreement with Alan Gottlich , the Company's President, Chief Financial Officer and Director dated October 1, 1997, which employment agreements current term expires on October 1, 2003, and requires severance payments in the event of termination without cause equal to two times Mr. Gottlich's base salary plus one-half of the aggregate bonuses paid over the previous three fiscal years. Following closing of the Transactions, Mr. Gottlich will continue to remain as the Company's Chairman, Chief Financial Officer and Director through the sale of the Company's shell or its dissolution, however disinterested members of the Company's Board of Directors determined that it would be economically beneficial to the Company to treat the Transactions as a defacto termination of this employment agreement. Therefore, in September 2000, the Board of Directors approved the termination of Mr. Gottlich's Employment Agreement as of January 31, 2001 upon terms providing Mr. Gottlich compensation equal to one-half the contractual obligations under the employment agreement, or $188,224 (the contractual obligation in the employment agreement is $376,447) to be paid in equal quarterly installments over a period of four years. It is currently anticipated that these payments will be paid out of the proceeds received from the Rich Products Transaction.

The Paramark Liquidating Trust

         Charles Loccisano, the Company's Chairman, Chief Executive Officer and Director, and Alan Gottlich, the Company's President, Chief Financial Officer and Director, will both serve as co-trustees of the Paramark Liquidating Trust for a period of four (4) years. Messrs. Loccisano and Gottlich will not receive any compensation for their services which will include, amongst other things, administration of the Paramark Liquidating Trust, enforcing the Company's rights under the Rich Products Transaction and the Brooks Street Transaction, and managing the completion of the annual financial statements and tax returns.

INDEPENDENT PUBLIC ACCOUNTANTS

         Amper, Politziner & Mattia P.C. ("AP&M") has served as the Company's independent public accountants since 1997. The Board of Directors has selected AP&M to serve as independent public accountants of the Company for Company's fiscal year ending December 31, 2000. Representatives of AP&M are expected to be available during the Annual Meeting via telephone. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         Management is not aware of any matters to come before the meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

         As of the date hereof, the Company knows of no other business that will be presented for consideration at the annual Meeting. However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters that the Company's Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented for approval at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not constitute ratification of the action at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rule 14a-8 under the Exchange Act, as amended; and (v) matters incidental to the conduct of the meeting. If any such matters come before the meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

EXPENSES OF SOLICITATION

         All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms, nominees, fiduciaries and other custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their families. Solicitation may be undertaken by mail, telephone, telegram or personal contract by directors, officers and employees of the Company without additional compensation, except for reimbursement of reasonable out-of-pocket expenses incurred in connection with such solicitation.

         ADP Proxy Services will assist in the solicitation of proxies by the Company for a fee of approximately $2,500.
STOCKHOLDERS PROPOSALS

         The deadline for providing the Company timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's Annual Meeting will be not less than 60 days nor more than 90 days prior to the Annual Meeting, provided that if less than 70 days notice or prior public disclosures of the Annual Meeting date is given, notice by stockholders must be received not later than the close of business on the 10th day following the day on which notice of the Annual Meeting was mailed or public disclosure thereof made, which ever occurs first. As to all such matters which the Company does not have notice on or prior to the applicable time frame set forth above, shall not be considered or voted upon at the Annual Meeting. With respect to Rule 14a-8 requirements applicable to inclusion of stockholder proposals in the Company's proxy materials related to the Annual Meeting to be held in 2001, stockholder proposals regarding the 2001 Annual Meeting must be submitted to the Company at its office located at One Harmon Plaza, Secaucus, New Jersey, 07094 by ________, 2001 (or if the Annual Meeting date is changed by more than 30 days from the 2000 Annual Meeting date, a reasonable time prior to the Company's 2001 proxy materials). Any such proposals must also comply with the proxy rules under the Exchange Act.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                  ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Stockholders for the year ended December 31, 1999 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Also included with this Proxy Statement is the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000.

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 REQUIRED TO BE FILED WITH THE SEC WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

                                Alan S. Gottlich
                                    President
                           Paramark Enterprises, Inc.
                                One Harmon Plaza
                               Secaucus, NJ 07094

                                   APPENDIX A




           Asset Purchase Agreement between Paramark Enterprises, Inc.
                   and Rich Products Manufacturing Corporation
                              dated October 9, 2000

                            ASSET PURCHASE AGREEMENT

         ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of October 9, 2000, between Rich Products Manufacturing Corporation, a Delaware corporation d/b/a Jon Donaire Desserts, with its principal office located at 1150 Niagara Street, Buffalo, New York ( "Buyer"), Rich Products Corporation, a Delaware corporation with its principal office located at 1150 Niagara Street, Buffalo, New York ( "RPC") and Starbake, Inc., a Delaware corporation, with its principal office located at 1919 Friendship Drive, El Cajon, California, ("Starbake"), a wholly owned subsidiary of Paramark Enterprises, Inc., a Delaware corporation with its principal office located at One Harmon Plaza, Secaucus, New Jersey 07094 ("Paramark"). Paramark and Starbake are hereinafter collectively referred to as "Seller"

                              W I T N E S S E T H :

         WHEREAS, Seller is engaged in the business of manufacturing and selling certain bakery goods and other food products, including cinnamon rolls, cinnachips, bundt cakes, brownies, sheet cakes, iced cakes, decorated cakes, torte cakes, rugulach and cobblers (collectively, the "Business");

         WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller, certain assets of the Business, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the representations and warranties made herein, and of the mutual benefits to be derived hereby, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                         SALE AND PURCHASE OF THE ASSETS

         1.1 Assets. Subject to and upon the terms and conditions set forth in this Agreement, at the Closing, Seller will sell, transfer, convey, assign and deliver to Buyer good and marketable title, free and clear of all liens, liabilities, encumbrances, security interests, claims, and other restrictions, and Buyer will purchase or acquire from Seller, all right, title and interest of Seller in and to (i) the assets listed in Schedule 1.1 hereto (the "Specified Assets") and (ii) the properties, assets and rights of every nature, kind and description, tangible and intangible (including goodwill), whether real, personal or mixed, whether accrued, contingent or otherwise and whether now existing or hereinafter acquired (other than the Excluded Assets, as such term is defined below) primarily relating to or used or held for use in connection with the Business as the same may exist on the Closing Date and all in their AS IS condition without any representation and warranty whatsoever except as may be specifically set forth in this Agreement (collectively, the "Assets"). Buyer will agree to buy certain items of finished goods inventory, ingredients and packaging inventory as will be mutually agreed upon by Buyer and Seller (the "Inventory"). Buyer and Seller will agree on the Inventory to be purchased, and the price for same (the "Inventory Price"), no later than October 12, 2000.


         1.2 Excluded Assets. Seller will retain and not transfer to Buyer in connection with this Agreement (a) cash and cash equivalents, (b) accounts receivable, and (c) Seller's corporate records, minute books, stock books and tax returns, (except to the extent that such records are necessary for Buyer to operate the Business after the Closing, Buyer shall be entitled to make one copy of such necessary documentation in accordance with Section 4.1.3 hereto).

         1.3 Parties to Act as Collection Agents for Other Parties Accounts Receivable. To the extent that either party to this Agreement receives payment, after the Closing, on an account receivable that was actually due and owing to the other party, the receiving party shall hold such accounts receivable payment in trust for the other party and shall turn same over to the other party as soon as practicable after the receipt thereof.

         1.4 Allocation of Accounts Receivable Payments from Shared Customers. In furtherance of the intent of Section 1.4 hereinabove, if either party receives a payment on an accounts receivable after the Closing and such payment is (i) from a customer of the Business that purchased bakery products from the Business both before and after the Closing and (ii) the payment received is not designated as a payment on a specific invoice or invoices submitted by either Seller or Buyer, then each of such payments shall be applied by the receiving party thereof as follows:

                  (a) First to any amounts due and owing from said customer to the receiving party pursuant to invoices that are outstanding for more than thirty (30) days and that relate solely to the Business; and

                  (b) Thereafter, to amounts due and owing to the non-receiving party by the same customer on accounts receivable relating solely to the Business.

ARTICLE II

CLOSING

         2.1 Place and Date. The closing (the "Closing") of the sale and purchase of the Assets shall take place at 10:00 a.m. p.d.t. within seven (7) business days of Seller having obtained the consent of its shareholders to this transaction, as more specifically set forth below. If personal appearances are required, the Closing will occur at 1150 Niagara Street, Buffalo, New York, or, if such appearances are not required, such other time and place upon which the parties may mutually agree in writing.

         2.2 Purchase Price. On the terms and subject to the conditions set forth in this Agreement, Buyer agrees to pay or cause to be paid to Seller, an aggregate of One Million Nine Hundred United States Dollars (U.S. $1,900,000), payable by wire transfer to accounts designated by Seller as follows:

         a. $900,000.00 at the Closing;

         d. $125,000.00 on or before each of June 1st and December 1st of each of 2001, 2002, 2003 and 2004.

         2.2A Inventory Price. The Inventory Price, less $100,000, will be paid to Seller by Buyer no later October 13, 2000 by wire transfer to accounts designated by Seller. The balance of the Inventory Price, in the amount of $100,000 will be paid by Buyer to Seller at the Closing by wire transfer to accounts designated by Seller

         2.2B RPC Guarantee. Subject to Section 4.1.8 below, RPC hereby guarantees (the "RPC Guarantee"):

         a. All payments owing to Seller from Buyer under this Agreement and the License Agreement;

         b. All payments due and owing pursuant to the Consulting Agreements described hereinbelow in Section 4.3.6;

         c. The obligation of Buyer to proceed to Closing pursuant to this Agreement.

         The RPC Guarantee is unconditional, except as it may be limited by the potential offsets arising out of Section 4.1.8 of this Agreement, and Seller may seek performance under the RPC Guarantee simultaneously with seeking to enforce the obligation of Buyer subject to the RPC Guarantee

         2.3 Meaning of Closing. Closing, as used in this Agreement, shall mean, as the context requires, either (a) the date of Closing on this Agreement or (b) the date of entry into the License Agreement between Seller and Buyer as described in Section 4.3.7 below.

         2.4 Assumption of Liabilities. Buyer will assume the liabilities of Seller specifically set forth and identified on Schedule 2.4 and Schedule 2.4.1 hereto (collectively, the "Assumed Liabilities"). Except for the Assumed Liabilities, Buyer will not assume, be liable for, or become responsible for any liability of Seller of any nature, whether accrued, absolute, contingent or otherwise.

         2.5 Equipment and Other Lease Security Deposits. Certain of the Assumed Liabilities consist of Seller's liabilities under equipment leases, and/or car leases and or the lease for the premises in La Jolla, California, where the Business is maintained by Seller (collectively the "Assumed Leases), all as more particularly set forth on Schedule 2.4. To the extent that Seller has delivered to the respective lessors under any or all of the Assumed Leases, the security deposits and/or prepaid rent deposits set forth on Schedule 2.4 hereto (collectively the "Security Deposits"), and such Security Deposits continue to be held by the respective lessors as of the Closing, then Buyer shall reimburse Seller at the Closing for the full amount of said Security Deposits.

         2.6 Adjustment for Assumed Liabilities. Seller shall be responsible for all payments under the Assumed Liabilities through the day prior to the Closing Date, Buyer shall be responsible for all payments under the Assumed Liabilities commencing on the Closing Date and Seller shall make a cash adjustment for same accordingly at the Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

                  3.1.1 General Representations.

                  (a) Corporate Status. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to carry on its business and to own or lease and to operate its properties as and in the places where such business is conducted and such properties are owned, leased or operated.

                  (b) Authority Relative to Agreement. The execution, delivery and performance of this Agreement and all other agreements, certificates and instruments contemplated hereby (collectively, the "Ancillary Agreements") by Seller and consummation by Seller of the transactions contemplated hereby and thereby have been duly and effectively authorized by all necessary action, and this Agreement constitutes, and each Ancillary Agreement when executed will constitute, a legal, valid and binding obligation of Seller enforceable against it in accordance with its respective terms.

                  3.1.2 Financial Statements. The balance sheet of Seller as at July 31, 2000 (the "Interim Balance Sheet") and the related statement of income for the seven month period then ended (including the notes thereto) (the

"Interim Statements") and the audited balance sheet of Seller as of December 31, 1999 (the "Audited Balance Sheet") and the related statements of income for the calendar year then ended (the "Audited Statements") heretofore delivered by Seller to Buyer, are accurate and complete in all respects and present fairly the financial position of Seller as of such dates and the results of its operations and changes in its financial position for such periods, and have been prepared in conformity with generally accepted accounting principles. December 31, 1999 is sometimes hereinafter referred to as the "Audited Balance Sheet Date".

                  3.1.3 Absence of Changes. Since the Audited Balance Sheet Date, Seller has conducted the Business only in the ordinary course consistent with prior practice and has not, on behalf of, in connection with or relating to the Business or the Assets:

                  (a) to the best knowledge of Seller, suffered any event which has or may have a material adverse effect on the Business or the Assets (a "Material Adverse Affect");

                  (b) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of business consistent with prior practice, none of which liabilities, in any case or in the aggregate, could have a Material Adverse Effect;

                  (c) discharged or satisfied any lien other than those then required to be discharged or satisfied, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities shown on the Audited Balance Sheet and current liabilities incurred since the Audited Balance Sheet Date in the ordinary course of business, consistent with prior practice;

                  (d) mortgaged, pledged or subjected to lien, any property, business or assets, tangible or intangible, held in connection with the Business;

                  (e) sold, transferred, leased to others or otherwise disposed of any of the Assets, except for inventory sold in the ordinary course of business, or canceled or compromised any debt or claim, or waived or released any right of substantial value;

                  (f) received any notice of termination of any contracts, lease or other agreement or suffered any damage, destruction or loss (whether or not covered by insurance) which, in any case or in the aggregate, has had a Material Adverse Effect;

                  (g) transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any Intellectual Property, or modified any existing rights with respect thereto;

                  (h) made any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, incentive, retention or other compensation, retirement, welfare, fringe or severance benefit or vacation pay, to or in respect of any shareholder, director, officer, employee, distributor or agent of Seller relating to the Business;

                  (i) encountered any labor union organizing activity, had any actual or threatened employee strikes, work stoppages, slowdowns or lockouts, or had any material change in its relations with its employees, agents, customers or suppliers;

                  (j) failed to replenish inventories and supplies in a normal and customary manner consistent with its prior practice and prudent business practices prevailing in the industry, or made any purchase commitment in excess of the normal, ordinary and usual requirements of its business or at any price in excess of the then current market price or upon terms and conditions more onerous than those usual and customary in the industry;

                  (k) instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to the Business or the Assets other than in the ordinary course of business consistent with past practices but not in any case involving amounts in excess of $10,000;

                  (l) entered into any transaction, contract or commitment other than in the ordinary course of business.

                  3.1.4 Litigation. There is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or to the best knowledge of Seller threatened against or relating to Seller in connection with the Assets or the Business or against or relating to the transactions contemplated by this Agreement, and Seller does not know or have reason to be aware of any basis for the same. No fines or penalties have been asserted against Seller with respect to the Business under any environmental law or any foreign, federal, state or local law relating to occupational health or safety.

                  3.1.5 Operation of the Business. (a) Seller has conducted the Business only through Seller and not through any other divisions or any direct or indirect Affiliate of Seller and (b) no part of the Business is operated by Seller through any entity other than Seller. An "Affiliate" of an entity is any person or entity (a "Person") that controls, is under common control with, or is controlled by such entity.

                  3.1.6 Assets. Seller has good and marketable title to all of the Assets free and clear of any and all liens, except as set forth on Schedule
3.1.6 hereto. The Assets comprise all assets and services required for the continued procedural conduct of the Business by Buyer in materially the same manner as currently being conducted by Seller. The Assets, taken as a whole, constitute all the properties and assets relating to or used or held for use in connection with the Business during the past twelve months (except inventory sold, cash disposed of, accounts receivable collected, prepaid expenses realized, contracts fully performed, properties or assets replaced by equivalent or superior properties or assets, in each case in the ordinary course of business, employees not hired by Buyer, and the Excluded Assets).

                  3.1.7 Inventories. To the best knowledge of Seller, (a) all items included in the Inventory are of good, usable and merchantable quality in all material respects and do not include obsolete or discontinued items and
(b)all such items of Inventory are of such quality as to meet the quality control standards of Buyer and any applicable governmental quality control standards. All items included in the Inventory that are finished goods are saleable as current inventories at the current prices thereof in the ordinary course of business. All items included in the Inventory are recorded on the books of the Business at the lower of cost or market value on a consistent basis.

                  3.1.8 Product Warranties. Except for warranties under applicable law,(a) there are no warranties express or implied, written or oral, with respect to the products of the Business and (b) there are no pending or, to the best knowledge of Seller, threatened claims with respect to any such warranty, and to the best knowledge of Seller, Seller has no liability with respect to any such warranty, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due.

                  3.1.9 Intellectual Property.

                  (a) Title. To the best knowledge of Seller, none of the items of intellectual property comprising part of the Assets as listed in Schedule
3.1.9 hereto (collectively, the "Intellectual Property") are subject to any outstanding licenses, liens, encumbrances, claims or other restrictions or rights of others, and there are no pending or, to the best knowledge of Seller, threatened challenges to any of the Intellectual Property. To the best knowledge of Seller, the Business as heretofore conducted does not infringe or constitute, and has not infringed or constituted, an unlawful invasion of any rights of any Person and no notice of any such infringement or invasion has been received by Seller. Seller has the right to use, free and clear of the claims or rights of others, all Intellectual Property. To the best knowledge of Seller, the Intellectual Property constitutes all such property necessary to conduct the Business as heretofore conducted.

                  (b) Transfer. Immediately after the Closing, Buyer will own all of the Intellectual Property, free from any liens, claims and encumbrances and on the same terms and conditions as in effect prior to the Closing.

                  (c) No Infringement. To the best knowledge of Seller, The conduct of the Business does not infringe or otherwise conflict with any rights of any Person in respect of any Intellectual Property. To the best knowledge of Seller, None of the Intellectual Property is being infringed or otherwise used or available for use, by any other Person.

                  (d) No Intellectual Property Litigation. No claim or demand of any Person has been made nor is there any proceeding that is pending, or to the knowledge of Seller after due inquiry, threatened, nor is there a reasonable basis therefor, which (i) challenges the rights of Seller in respect of any Intellectual Property, (ii) asserts that Seller is infringing or otherwise in conflict with, or is, required to pay any royalty, license fee, charge or other amount with regard to, any Intellectual Property, or (iii) claims that any default exists under any agreement related to any of the Intellectual Property. The Intellectual Property is not subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator, or administrative agency, or has been the subject of any litigation within the last five years, whether or not resolved in favor of Seller.

                  3.1.10 Insurance. Seller has delivered to Buyer a complete and correct list and summary description of all insurance policies maintained by Seller for the benefit of or in connection with the Assets or the Business together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. Seller has complied in all material respects with the terms and provisions of such policies.

                  3.1.11      Leases.

                  (a) Seller has delivered to Buyer a correct and complete copy of the Lease Agreement concerning Seller's commercial bakery facility located at 1919 Friendship Drive, El Cajon, California, including without limitation, any amendments or addendum's thereto (the "Lease").

                  (b) The Lease is legal, valid, binding, enforceable, and in full force and effect. Neither Seller nor, to the best of Seller's knowledge, any other party is in default, violation or breach in any respect under the Lease, and, to the best of Seller's knowledge, no event has occurred and is continuing that constitutes or, with notice or the passage of time or both, would constitute a default, violation or breach in any respect under the Lease.

                  3.1.12 Employees, Labor Matters, Etc. Seller is not a party to or bound by any collective bargaining agreement and there are no labor unions or other organizations representing, purporting to represent or, to the best of Seller's knowledge, attempting to represent any employees employed in the operation of the Business. There has not occurred or, to the best of Seller's knowledge, been threatened any material strike, slowdown, picketing, work stoppage, concerted refusal to work overtime or other similar labor activity with respect to any employees employed in the operation of the Business. There are no labor disputes currently subject to any grievance procedure, arbitration or litigation and there is no representation petition pending or, to the best knowledge of Seller, threatened with respect to any employee employed in the operation of the Business. Seller has complied with all provisions of applicable law pertaining to the employment of employees, including, without limitation, all such laws relating to labor relations, equal employment, fair employment practices, entitlements, prohibited discrimination or other similar employment practices or acts, except for any failure so to comply that, individually or together with all such other failures, has not and will not result in a material liability or obligation on the part of Buyer or the Business.

                  3.1.13 Employment by Buyer. Upon the Closing, Buyer may, but shall have no obligation to, offer employment to any employee of Seller.

                  3.1.14 Liability. Regardless of whether Buyer offers employment to any employee of Seller, Seller shall retain and pay all obligations and liabilities arising out of Seller's employment of its employees and the termination thereof, including, but not limited to obligations and liabilities for all claims with respect to wages, benefits, workers compensation, disability, unemployment insurance and related matters, regardless of when any such claims are made.

                  3.1.15      Employment of Seller's Employees.

                  (a) For a period of two (2) years from the Closing Date, Seller will not, and will not permit any of its Affiliates to, solicit, offer to employ or retain the services of or otherwise interfere with the relationship of Buyer with any Person employed by or otherwise engaged to perform services for Buyer in connection with the operation of the Business.

                  (b) Neither Buyer nor any of its Affiliates shall have any liability with respect to any employee of Seller or benefit plan of Seller or any of its Affiliates or any claim thereof or related thereto. From and after the Closing, Seller and its Affiliates shall, jointly and severally, remain solely responsible for any and all benefit liabilities in respect of such employees, and their beneficiaries and dependents, relating to or arising in connection with or as a result of: (i) the employment or the actual or constructive termination of employment of any such employee by Seller; (ii) the participation in or accrual of benefits or compensation under, or the failure to participate in or to accrue compensation or benefits under, any benefit plan or other employee or retiree benefit or compensation plan, program, practice, policy, agreement or arrangement of Seller or any of its Affiliates ; or (iii) accrued but unpaid salaries, wages, bonuses, incentive compensation, vacation or sick pay or other compensation or payroll items (including, without limitation, deferred compensation), except, in any such case, to the extent any such liability is (x) specifically assumed by Buyer pursuant to this Agreement or (y) reflected on the Audited Balance Sheet or relates to services rendered and arose after the Audited Balance Sheet Date in the ordinary course of business, consistent with the prior practice of Seller and in accordance with this Agreement (applied as if the provisions of Section 4.1 had been in effect from the close of business on the Audited Balance Sheet Date through the Closing
Date).

                  3.1.16 Employee Benefit Plans and Related Matters.

                  (a) Employee Benefit Plans. Schedule 3.1.16 sets forth a true and complete list of each "employee benefit plan", as such term is defined in section 3(3) of the Employee Income Retirement Security Act ("ERISA"), whether or not subject to ERISA, and each bonus, incentive or deferred compensation, severance, termination, retention, change of control, stock option, stock appreciation, stock purchase, phantom stock or other equity-based, performance or other employee or retiree benefit or compensation plan, program, arrangement, agreement, policy or understanding, whether written or unwritten, that provides or may provide benefits or compensation in respect of any employee or former employee employed or formerly employed in the operation of the Business or the beneficiaries or dependents of any such employee or former employee (such employees, former employees, beneficiaries and dependents collectively, the "Employees") or under which any of the Employees is or may become eligible to participate or derive a benefit and that is or has been maintained or established by Seller or any other trade or business, whether or not incorporated, which, together with Seller is or would have been at any date of determination occurring within the preceding six years treated as a single employer under section 414 of the Internal Revenue Code (the "Code") (such other trades and businesses collectively, the "Related Persons"), or to which Seller or any Related Person contributes or is or has been obligated or required to contribute or with respect to which Seller or the Business may have any liability or obligation (collectively, the "Plans"). With respect to each such Plan, Seller has provided Buyer complete and correct copies of: all written Plans; descriptions of all unwritten Plans; all trust agreements, insurance contracts or other funding arrangements; the two most recent actuarial and trust reports; the two most recent Forms 5500 and all schedules thereto; the most recent IRS determination letter; current summary plan descriptions; all material communications received from or sent to the Internal Revenue Service (the "IRS"), the Pension Benefit Guaranty Corporation or the Department of Labor (including a written description of any oral communication); an actuarial study of any post-employment life or medical benefits provided under any such Plan, if any; statements or other communications regarding withdrawal or other multi employer plan liabilities, if any; and all amendments and modifications to any such document Seller has not communicated to any Employee of any intention or commitment to modify any Plan or to establish or implement any other employee or retiree benefit or compensation arrangement.

                  (b) Qualification. Each Plan (including all amendments thereto) intended to be qualified under section 401(a) of the Code, and the trust (if any) forming a part thereof, has received a favorable determination letter from the IRS as to its qualification under the Code and to the effect that each such trust is exempt from taxation under section 501(a) of the Code, and nothing has occurred since the date of such determination letter that could adversely affect such qualification or tax-exempt status.

                  (c) Compliance; Liability.

                    (i)  No  Plan  is  subject  to  section  412 of the  Code or section 302 or Title IV of ERISA.

                    (ii) No liability  has been or is expected to be incurred by
                         Seller, any of its Affiliates or the Business (either directly or indirectly, including as a result of an indemnification obligation) under or pursuant to Title I or IV of ERISA or the penalty, excise tax or joint and several liability provisions of the Code relating to employee benefit plans that could, following the Closing, become or remain a liability of the Business or become a liability of Buyer or of any employee benefit plan established or contributed to by Buyer and, to the best knowledge of Seller and its Affiliates after due inquiry, no event, transaction or condition has occurred or exists that could result in any such liability to the Business or, following the Closing, Buyer.

                    (iii)Each of the Plans has been  operated  and  administered in all respects in compliance with all applicable laws, except for any failure so to comply that, individually or together with all other such failures, has not and will not result in a material liability or obligation on the part of the Business, or, following the Closing, Buyer, and has not had or resulted in, and will not have or result in, a Material Adverse Effect. There are no material pending or, to the best knowledge of Seller after due inquiry, threatened claims by or on behalf of any of the Plans, by any Employee or otherwise involving any such Plan or the assets of any Plan (other than routine claims for benefits).

                    (iv) No Plan is a "multiemployer plan" as defined in Section
                         414(f) of the Code or Sections  3(37) or  4001(a)(3) of

                         ERISA or is a "multiple employer plan" within the meaning of Section 413(c) of the Code or Sections 4063, 4064 or 4066 of ERISA.

                    (v) All contributions required to have been made by Seller and each Related Person to any Plan under the terms of any such Plan or pursuant to any applicable collective bargaining agreement or applicable law have been made within the earliest time prescribed by any such Plan, agreement or applicable law.

                    (vi) No   Employee   is   or   may   become    entitled   to
                         post-employment  benefits  of any  kind  by  reason  of
                         employment in the Business, including, without limitation, death or medical benefits (whether or not insured), other than (a) coverage provided pursuant to the terms of any Plan specifically identified as providing such coverage in Schedule 3.1.16 or mandated by section 4980B of the Code (b) retirement benefits payable under any Plan qualified under section 401(a) of the Code or (c) deferred compensation accrued as a liability on the Audited Balance Sheet or incurred after the Audited Balance Sheet Date in the ordinary course of business consistent with the prior practice of Seller, pursuant to the terms of a Plan. The consummation of the transactions contemplated by this Agreement, will not result in an increase in the amount of compensation or benefits or the acceleration of the vesting or timing of payment of any compensation or benefits payable to or in respect of any Employee.

                  3.1.17 Records. The minute books of Seller insofar as they relate to or affect the Business and the Assets are substantially complete and correct in all material respects. The books of account of Seller, insofar as they relate to or affect the Business and the Assets, are true, complete and correct in all material respects.

                  3.1.18 Disclosure. No representation or warranty by Seller contained in this Agreement nor any statement or certificate furnished or to be furnished by or on behalf of Seller to Buyer or its representatives in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements contained herein or therein not misleading.

                                   ARTICLE IV

                                    COVENANTS

         4.1      Covenants of Seller.

                  4.1.1 Conduct of Business. From the date hereof to the Closing Date, except as expressly permitted or required by this Agreement or as otherwise consented to by Buyer in writing, Seller will:

                  (a) carry on the Business in, and only in, the ordinary course, in substantially the same manner as heretofore conducted, and use all reasonable efforts to preserve intact its present business organization, maintain its properties in good operating condition and repair, keep available the services of its present officers and significant employees, and preserve its relationship with customers, suppliers and others having business dealings with it, to the end that its goodwill and going business shall be in all material respects unimpaired following the Closing;

                  (b) pay accounts payable and other obligations of the Business when they become due and payable in the ordinary course of business consistent with prior practice;

                  (c) perform in all material respects all of its obligations under all contracts and other agreements and instruments relating to or affecting the Business or the Assets, and comply in all material respects with all applicable laws applicable to it, the Assets or the Business;

                  (d) not enter into or assume any material agreement, contract or instrument relating to the Business, or enter into or permit any material amendment, supplement, waiver or other modification in respect thereof;

                  (e) not grant (or commit to grant) any increase in the compensation (including incentive or bonus compensation) of any employee employed in the operation of the Business or institute, adopt or amend (or commit to institute, adopt or amend) any compensation or benefit plan, policy, program or arrangement or collective bargaining agreement applicable to any such employee; and

                  (f) not take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties set forth in Section 3.1.3.

                  4.1.2 No Solicitation. During the term of this Agreement, Seller, any of its Affiliates or any Person acting on its behalf shall not (i) solicit or encourage any inquiries or proposals for, or enter into any discussions with respect to, the acquisition of any properties and assets held for use in connection with, necessary for the conduct of, or otherwise material to, the Business or (ii) furnish or cause to be furnished any non-public information concerning the Business to any Person (other than Buyer and its agents and representatives), other than in the ordinary course of business or pursuant to applicable law and after prior written notice to Buyer. Seller shall not sell, transfer or otherwise dispose of, grant any option or proxy to any Person with respect to, create any lien, claim or encumbrance upon, or transfer any interest in, any Asset, other than in the ordinary course of business and consistent with this Agreement.

                  4.1.3 Access and Information.

                  (a) So long as this Agreement remains in effect, Seller will (and will cause its Affiliates, respective accountants, counsel, consultants, employees and agents to) give Buyer, Buyer's prospective lenders and investors, and their respective accountants, counsel, consultants, employees and agents, full access during normal business hours to, and furnish them with all documents, records, work papers and information with respect to, all of such Person's properties, assets, books, contracts, commitments, reports and records relating to the Business, as Buyer shall from time to time reasonably request. In addition, Seller will permit Buyer, Buyer's prospective lenders and investors, and their respective accountants, counsel, consultants, employees and agents, reasonable access to such personnel of Seller during normal business hours as may be necessary or useful to Buyer in its review of the properties, assets and business affairs of the Business and the above-mentioned documents, records and information. Seller will keep Buyer generally informed as to the affairs of the Business.

                  (b) Seller will retain all books and records relating to the Business in accordance with Seller's record retention policies as presently in effect. During the four-year period beginning on the Closing Date, Seller shall not dispose of or permit the disposal of any such books and records not required to be retained under such policies without first giving sixty (60) days' prior written notice to Buyer offering to surrender the same to Buyer at Buyer's expense.

                  4.1.4 Public Announcements. Except for the filing of an accurate registration statement with the Securities and Exchange Commission (the "SEC") and as required by Applicable Law, Seller shall not, and it shall not permit any Affiliate to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed.

                  4.1.5 Further Actions.

                  (a) Seller agrees to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby.

                  (b) Seller will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by Seller pursuant to applicable law in connection with this Agreement.

                  (c) Seller, as promptly as practicable, will use all reasonable efforts to obtain, or cause to be obtained, all consents necessary for the parties to consummate the transactions contemplated by this Agreement. Buyer agrees to use reasonable commercial efforts to assist Seller in obtaining such consents.

                  (d) Seller will coordinate and cooperate with Buyer in exchanging such information and supplying such reasonable assistance as may be reasonably requested by Buyer in connection with this Agreement.

                  4.1.6 Further Assurances. Following the Closing, Seller shall, and shall cause its Affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Buyer, to confirm and assure the rights and obligations provided for in this Agreement, and render effective the consummation of the transactions contemplated thereby.

                  4.1.7 Bulk Sales. In lieu of complying with the provisions of the California Commercial Code relating to Bulk Sales, Seller covenants and agrees to defend, hold harmless and indemnify Buyer from and against any and all loss, liability, damage or claim whatsoever arising out of the failure or alleged failure to comply with said provisions of the California Commercial Code (including, but without limitation, claims, actions or suits by Creditors of Seller) and all reasonable costs and expenses including, but without limitation, reasonable attorneys' fees incident thereto.

                  4.1.8 Setoff. Seller further agrees in the event that in addition to the remedies set forth in this Agreement, and without limiting any other remedy Buyer and/or RPC may have as a result of a breach by Seller of the foregoing covenants, Buyer and/or RPC may set off the costs, expenses, losses, liabilities and damages incurred by Buyer and/or RPC (but only to the extent such costs, expenses, losses, liabilities and damages represent actual out of pocket costs paid by Buyer and/or RPC to unaffiliated third parties) as a result of any breach or failure to pay by Seller relating to the payment of any amounts owing to Buyer and/or RPC, whether under this Agreement or otherwise.

         4.2 Covenants of Buyer.

                  4.2.1 Public Announcements. Prior to the Closing, except as required by Applicable Law, Buyer shall not, and shall not permit its Affiliates to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Seller, which consent shall not be unreasonably withheld.

                  4.2.2 Further Actions.

                  (a) Buyer agrees to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby.

                  (b) Buyer will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by Buyer pursuant to applicable law in connection with this Agreement.

                  (c) Buyer will coordinate and cooperate with Seller in exchanging such information and supplying such reasonable assistance as may be reasonably requested by Seller in connection with this Agreement.

                  4.2.3 Further Assurances. Following the Closing, Buyer shall, and shall cause its Affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Seller, to confirm and assure the rights and obligations provided for in this Agreement, and render effective the consummation of the transactions contemplated thereby.

         4.3  Other Covenants and Conditions of Closing.

                  4.3.1  Subsequent  Monthly  Financial   Statements.   Seller's
monthly financial statements for each month after July 31, 2000 shall have been provided to Buyer and shall (a) contain no liabilities different in kind or in scope from the liabilities set forth in the Audited Balance Sheet, and (b) confirm and be consistent with the information concerning the Business (including the projected results of operations) previously provided to Buyer by Seller prior to the date hereof.

                  4.3.2 Corporate Proceedings. Buyer shall have received a certificate of the Secretary of Seller certifying that Seller has adopted necessary resolutions on a director and shareholder level authorizing the transaction contemplated herein.

                  4.3.3 Transfer Documents. Seller shall have delivered to Buyer at the Closing all documents, certificates and agreements necessary to transfer to Buyer good and marketable title to the Assets, free and clear of any and all liens, claims and encumbrances thereon, including without limitation:

                  (a) a bill of sale, assignment and general conveyance, in form and substance reasonably satisfactory to Buyer, dated the Closing Date, with respect to the Assets; and

                  (b) assignments of all assumed contracts that are a part of the Assumed Liabilities, including the Lease in the form attached as Exhibit 4.3.3(b), and assignments of the Intellectual Property and any other agreements and instruments constituting Assets, dated the Closing Date, assigning to Buyer all of Seller's right, title and interest therein and thereto, with any required consents included.

                  4.3.4 Consents and Estoppel. Buyer shall have received consents to the assignment of the Lease to Buyer from the lessor of the Lease. Buyer shall also have received estoppel certificates addressed to Buyer and from the lessor of the Lease, dated within 45 days of the Closing Date, identifying the Lease documents and any amendments thereto, stating that the Lease is in full force and effect and, to the best knowledge of the lessor, that Seller is not in default under the Lease and no event has occurred that, with notice or lapse of time or both, would constitute a default by Seller under the Lease and containing any other information reasonably requested by Buyer.

                  4.3.5 Corporate Proceedings. All corporate proceedings shall be reasonably satisfactory in substance and form to both parties, and their respective counsel, and each such party shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

                  4.3.6 Consulting Agreements. Seller and Buyer shall have entered into the four (4) year consulting agreements in substantially the same form as the forms of Consulting Agreements attached as Exhibit 4.3.6.


                  4.3.7 License Agreement. Simultaneous with the execution of this Agreement, Seller and Buyer shall have entered into the License Agreement attached as Exhibit 4.3.7 hereto.

ARTICLE V

TERMINATION

         5.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

                  (a) by the written agreement of Buyer and Seller;

                  (b) by either Seller or Buyer by written notice to the other party if the transactions contemplated hereby shall not have been consummated pursuant hereto by December 31, 2000, unless (i) such date shall be extended by the mutual written consent of Seller and Buyer (ii) Seller shall, at such time, be actively engaged in soliciting the approval of the shareholder's of its parent company to the transaction contemplated by this Agreement in which event the Agreement may not be terminated unless the said shareholders refuse to grant said approval within a reasonable time after December 31, 2000;

                  (c) by Buyer by written notice to Seller if the representations and warranties of Seller shall not have been true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) as of the date when made; or

                  (d) by Seller by written notice to Buyer if the representations and warranties of Buyer shall not have been true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) as of the date when made.

         5.2 Effect of Termination. In the event of the termination of this Agreement, this Agreement shall become void and have no effect, without any liability to any Person in respect hereof or of the transactions contemplated hereby on the part of any party hereto, or any of its directors, officers, employees, agents, consultants, representatives, advisers, stockholders or Affiliates, except for any liability resulting from such party's breach of this Agreement.

ARTICLE VI

NON-COMPETITION AGREEMENT

         6.1 Non-competition and Non-disclosure. Following the Closing Date, Seller agrees not to:

                  a. engage or become interested, directly or indirectly, as owner, employee, partner, through stock ownership (except ownership of less than one percent (1%) of the number of shares outstanding of any securities which are listed for trading on any securities exchange), investment of capital, lending of money or property, rendering of services, or otherwise, whether alone or in association with others, in the operation of any business engaged in the manufacturing of bakery products materially the same as the bakery products that are a part of the Business as of the date of Closing anywhere in the United States of America (the "Territory");

                  b. solicit or accept orders for services competitive to those heretofore provided or sold by the Seller as a part of the Business anywhere in the Territory from any then or previous customer of the Seller or otherwise induce or attempt to induce any such customer to reduce such customer's patronage of the Business; or

                  c. divulge, communicate, or utilize for the benefit of anyone other than the Buyer, any confidential information of or pertaining to the Business or any of its customers.

         6.2 Equitable Remedies. Seller specifically acknowledges and agrees that the remedy at law for any breach of any provision of this Article VI will be inadequate and that Buyer, as applicable, in addition to any other relief available to it, shall be entitled to the issuance of a restraining order or any other similar equitable relief by any court of proper jurisdiction.

ARTICLE VII

MISCELLANEOUS

         7.1 Indemnification.

                  (a) By Seller. Seller covenants and agrees to defend, indemnify and hold harmless Buyer, its officers, directors, employees, agents, advisers, representatives and Affiliates (collectively, the "Buyer Indemnities") from and against, and pay or reimburse Buyer Indemnities for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims) including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses"), resulting from or arising out of, but not limited to:

                    (i) any inaccuracy of any representation or warranty made by Seller herein;

                    (ii) any  failure  of  Seller to  perform  any  covenant  or agreement hereunder or fulfill any other obligation in respect hereof;

                    (iii) any liabilities (other than the Assumed Liabilities);

                    (iv) any of the Excluded Assets;

                    (iv) any and all Taxes of Seller;

                    (vi) any  and  all   Benefit   Liabilities   in  respect  of
                         Employees;

                    (vii)all   liabilities   and  costs   arising   out  of  the
                         operations of the Business prior to the Closing Date or relating to the Excluded Assets; and

                    (viii) any product  liability claim with respect to products manufactured or sold or events occurring prior to the Closing.

                  (b) By Buyer. Buyer covenants and agrees to defend, indemnify and hold harmless Seller and its officers, directors, employees, agents, advisers, representatives and Affiliates (collectively, the "Seller Indemnities") from and against any and all Losses resulting from or arising out of:

                    (i) any inaccuracy in any representation or warranty by Buyer made herein;

                    (ii) any  failure  of  Buyer  to  perform  any  covenant  or agreement hereunder or fulfill any other obligation in respect hereof;

                    (iii)the  operation  of the  Business  by Buyer  or  Buyer's ownership, operation or use of the Assets or performance under the Assumed Liabilities or employment of any Employees employed by Buyer or product liability claim with respect to products manufactured or sold by Buyer, provided such activities and or liabilities follow or arise out of Buyer's actions after the Closing Date, and except to the extent such Losses result from or arise out of any liabilities of Seller.

                  (c) Indemnification Procedures. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (i) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party,
(ii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (iii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement 'that provides for injunctive or other non-monetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party's Tax liability or the ability of Buyer to conduct the Business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation and the records of each shall be available to the other with respect to such defense.

         7.2 Survival of Representations and Warranties, Etc. The representations and warranties contained in Article III of this Agreement shall survive the execution and delivery of this Agreement for a period of two (2) years after the Closing Date.

         7.3 Expenses. Seller, on the one hand, and Buyer, on the other hand, shall bear their respective expenses, costs and fees (including attorneys', auditors' and financial commitment fees) in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Agreement and compliance herewith (the "Transaction Expenses"), whether or not the transactions contemplated hereby shall be consummated.

         7.4 Severability. If any provision of this Agreement, including any phrase, sentence, clause, section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

         7.5 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram.


                         (i)     if to Buyer to,

                                 Rich Products Manufacturing Corporation
                                 1150 Niagara Street
                                 Buffalo, New York  14213
                                 Attn:   William E. Grieshober, Jr.

                         (ii)    if to Seller to,

                                 Starbake, Inc.
                                 c/o Paramark Enterprises, Inc.
                                 One Harmon Plaza
                                 Secaucus, New Jersey 07094
                                 Attention:   Alan S. Gottlich, President

                                 With a copy to:

                                 Saul Feiger, Esq.
                                 152-18 Union Turnpike
                                 Kew Garden Hills, New York  11367

or, in each case, at such other address as may be specified in writing to the other parties hereto. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w)if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the seventh business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

         7.7 Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         7.7 Entire Agreement. This Agreement constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         7.8   Counterparts.   This   Agreement   may  be  executed  in  several
counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         7.9 Governing Law, Etc. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the law of the State of California, without giving effect to the conflict of laws rules thereof.

         7.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

         7.11 Assignment. This Agreement shall not be assignable or otherwise transferable by any party hereto without the prior written consent of the other party hereto, provided that Buyer may assign this Agreement effective on the Closing Date to any Affiliate of Buyer, provided, that no assignment shall in any way affect Buyer's obligations or liabilities under this Agreement.

         7.12 No Third Party Beneficiaries. Except as provided in Section 8.2 with respect to indemnification of Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and their respective heirs, successors and permitted assigns.

         7.13 Amendment; Waivers, Etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to fulfill any condition shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement as to which there is no inaccuracy or breach. The representations and warranties of Seller shall not be affected or deemed waived by reason of any investigation made by or on behalf of Buyer (including but not limited to by any of its advisors, consultants or representatives) or by reason of the fact that Buyer or any of such advisors, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



RICH PRODUCTS MANUFACTURING CORP.              STARBAKE, INC.


By_______________________________              By___________________________

Title______________________________            Title__________________________


RICH PRODUCTS CORPORATION                      PARAMARK ENTERPRISES, INC.


By_______________________________              By___________________________

Title______________________________            Title__________________________

SCHEDULE 1.1
Specified Assets.

SCHEDULE 1.2
Inventory.

SCHEDULE 2.4
Assumed Liabilities.

SCHEDULE 3.1.6
Liens on Assets.

SCHEDULE 3.1.9
Intellectual Property

STARBAKE TM

SCHEDULE 3.1.16
Employee Benefit Plans

None.

EXHIBIT 4.3.3(b)
Assignment and Assumption Agreement

EXHIBIT 4.3.6
Consulting Agreements

See Attached.

EXHIBIT 4.3.7
License Agreement

                                LICENSE AGREEMENT

         LICENSE AGREEMENT (the "Agreement"), dated as of October 9, 2000, between RICH PRODUCTS MANUFACTURING CORPORATION, a Delaware corporation d/b/a Jon Donaire Desserts, with its principal office located at 1150 Niagara Street, Buffalo, New York ("Licensee"), and STARBAKE, INC., a Delaware corporation, with an office located at One Harmon Plaza, Secaucus, NJ 07094, ("Starbake") a wholly owned subsidiary of Paramark Enterprises, Inc., a Delaware corporation with its principal office located at One Harmon Plaza, Secaucus, New Jersey 07094 ("Paramark"). Paramark and Starbake are hereinafter collectively referred to as "Licensor".


                                 R E C I T A L S

         A. Simultaneously herewith, Licensor and Licensee have entered into an Asset Purchase Agreement (the "Purchase Agreement"), a copy of which Purchase Agreement is annexed hereto and incorporated by reference as EXHIBIT A;

         B. Pursuant to the Purchase Agreement, Licensor, as Seller, is selling and conveying, and Licensee, as Buyer, is purchasing and accepting conveyance of, certain Assets related to the operation of a commercial bakery Business by Licensor at 1919 Friendship Drive, La Jolla, California;

         C. The Purchase Agreement contemplates a Closing on the Assets subsequent hereto, however Licensee desires to assume operational control of the Assets simultaneously herewith, and Licensor is willing to grant such control, all subject to the terms of this Agreement and the Purchase Agreement;

         NOW, THEREFORE, in consideration of the representations and warranties made herein, and of the mutual benefits to be derived hereby, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   INCORPORATION  OF  RECITALS.   The  Recitals  set  forth   hereinabove  are
incorporated into and made a part of this Agreement.

2. CAPITALIZED TERMS. All capitalized terms used but not defined in this Agreement shall have the same meaning as respectively ascribed to them in the Purchase Agreement.

3. CONFLICT. In the event of any conflict between the terms of this Agreement and the terms of the Purchase Agreement, the terms of this Agreement shall be deemed controlling as if same had amended the Purchase Agreement.

4. LICENSE. Licensor hereby grants Licensee an exclusive license (the "License") pursuant to which Licensee will, simultaneously with the execution herewith:

a. Assume control of the Assets and the Business as if a Closing had occurred under the Purchase Agreement;

b. Accept all indicia of beneficial, but not legal, title in all of the Assets;

c. Have sole control and responsibility for all income and expenses related to the Assets and the Business for transactions arising in respect to the Assets and the Business after the date of this Agreement;

d. Assume full legal liability for the Assumed Liabilities as of the date of this Agreement and make payments therefor to Licensor not less than ten
     (10) days before the respective due dates for such payments unless Licensor directs Licensee in writing to make any such payments directly to the respective lessors and/or vendors;

e. Promptly take such action as is necessary to insure the Business in compliance with the requirements set forth in the Lease and name on said insurance the lessor on the Lease and the Licensor as additional insureds. An insurance certificate evidencing the foregoing must be delivered to Licensor within forty eight (48) hours of the execution of this License Agreement.

5. LICENSE FEE. Licensee shall pay Licensor a monthly license fee of Four Thousand Dollars ($4,000.00)(representing a per diem of $133.34) for the period from the date of this Agreement until the Closing, or the termination of this License as more specifically set forth hereinbelow. Licensee shall prepay the license fee through December 31, 2000 simultaneously herewith. To the extent that a Closing occurs prior to December 31, 2000, or this Agreement is terminated, then any unearned license fee shall be, as the case may be, either
(a) credited against the cash portion of the Purchase Price at Closing or (b) if the Agreement is terminated, then refunded to Licensee by certified check or wire transfer to accounts designated by Licensee within five (5) days of the date of such termination. To the extent that the Closing may occur after December 31, 2000, the Licensee shall continue to pay the monthly license fee on January 1, 2001 and the first of each and every month thereafter up to the date of the Closing or the termination of this Agreement.

6. REPRESENTATIONS AND WARRANTIES. All of Licensor's representations and warranties set forth in the Purchase Agreement, except as to those relating to corporate status and authority, shall be deemed to have been made simultaneously herewith and, subject to Section 7.2 of the Purchase Agreement shall have no applicability for any periods subsequent to the date of this Agreement.

7. COVENANTS OF SELLER. None of Seller's covenants set forth in Article IV of the Purchase Agreement shall be effective after the date hereof except as to those covenants set forth in Sections 4.1.2 through 4.1.8 and 4.3.2 through 4.3.6.

8. INDEMNIFICATION. Licensor's and Licensee's respective indemnity obligations set forth in Article VI of the Purchase Agreement are modified so that the words "Closing" and "Closing Date" therein is replaced by the words "the date of the License Agreement".

9. LICENSE AGREEMENT TERMINATION. The License Agreement shall terminate upon the earlier of the following:

a.   Closing under the Purchase Agreement;

b. Termination of the Purchase Agreement pursuant to the respective rights to terminate granted therein, including without limitation, termination by Licensor in the event Paramark is unable to obtain the consent of its shareholders to the transaction contemplated by the Purchase Agreement as required by applicable law and the rules and regulations of the Securities and Exchange Commission.

In such event, this Agreement shall be terminated and Buyer shall be obligated to re-convey the Assets to Seller, all as more particularly set forth hereinbelow.

10. PROCEDURE IN THE EVENT OF TERMINATION OF THE LICENSE AGREEMENT. If Licensee shall receive written notice (the "Termination Notice") from Licensor, or Licensor's counsel, that the Purchase Agreement is being terminated pursuant to
Section 9(b) hereinabove then each and all of the following shall occur or shall be deemed to have occurred:

a. All right, title and interest to the Assets shall be deemed to have been automatically re-conveyed to Licensor simultaneously with the Termination Notice and Licensor shall immediately reassume possession of the Assets and the Business;

b. Licensor and Licensee shall make immediate arrangements for the Licensor's repurchase from Licensee of any applicable inventory related to the Business, as then existing, as mutually agreed; and

c. Licensee shall fully cooperate with Licensor in effectuating the intent of this Section 10 so that Licensor may reassume control of the Assets and the Business as same was held by Licensor prior to the License Agreement subject to transactions entered into by Licensee in the ordinary course of business after the date of this Agreement.

11. SEVERABILITY. If any provision of this Agreement, including any phrase, sentence, clause, section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

12. NOTICES. All notices, and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy.

                          (i)  If to Licensee:

                               Rich Products Manufacturing Corporation
                               1150 Niagara Street
                               Buffalo, New York 14213

                               Attn:   William E. Grieshober, Jr.

                          (ii) If to Licensor:

                               Starbake, Inc.
                               c/o  Paramark Enterprises, Inc.
                               One Harmon Plaza
                               Secaucus, New Jersey   07094

                               Attention:   Alan S. Gottlich, President

                               With a copy to:

                               Saul Feiger, Esq.
                               152-18 Union Turnpike
                               Kew Garden Hills, New York  11367

or, in each case, at such other address as may be specified in writing to the other parties hereto. All such notices and other communications shall be deemed to have been received (w)if by personal delivery on the day after such delivery,
(x) if by certified or registered mail, on the seventh business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by telecopy, on the next day following the day on which such telecopy was sent.

13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

14. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

15. GOVERNING LAW, ETC. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the law of the State of California, all as more specifically set forth in the Purchase Agreement.

16. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

17. ASSIGNMENT. This Agreement shall not be assignable or otherwise transferable by any party hereto without the prior written consent of the other party hereto.

18. AMENDMENT; WAIVERS, ETC. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

LICENSEE:

RICH PRODUCTS MANUFACTURING CORP.




By_______________________________
Title______________________________


LICENSOR:

STARBAKE, INC.




By:      __________________


LICENSOR:

PARAMARK ENTERPRISES, INC.




By:      __________________

                                   APPENDIX B




      Asset Purchase and Sale Agreement between Paramark Enterprises, Inc.
                        and Brooks Street Companies, Inc.
                              dated October 9, 2000

Appendix B

                 ASSETS PURCHASE AND SALE AND SECURITY AGREEMENT

This Assets Purchase and Sale Agreement and Bill of Sale (the "Agreement") is made and entered into on the _____ day of October 2000 by and among PARAMARK ENTERPRISES, INC., a Delaware corporation ("Seller") with an address at One Harmon Plaza, Secaucus, New Jersey 07094 and BROOKS STREET COMPANIES, INC, a Nevada corporation ("Purchaser") with an address at 5560 Brooks Street, Montclair, California 91765 and NV COMMERCIAL LLC, a Nevada limited liability company ("NVC LLC") with an address at 5300 W. Sahara, Suite, 101, Las Vegas, Nevada 89126

                                 R E C I T A L S

A. Seller, through a wholly owned subsidiary Starbake, Inc., manufactures and sells at wholesale, at and from its commercial bakery facility located at 1919 Friendship Drive, La Jolla, California (the "Bakery") a certain bakery product known as "Pull-Apart Cakes";

B. Seller desires to sell, and Purchaser desires to Purchase, all right, title and interest to the "Pull-Apart Cakes" including any and all know how, equipment and customer lists related thereto (collectively the "Assets"), all as more particularly set forth hereinbelow.


NOW, THEREFORE, in consideration of the recitals and of the representations, warranties, covenants and agreements contained, and intending to be legally bound, the parties agree as follows:

                                    ARTICLE 1

PURCHASE AND SALE; ROYALTIES

1.1 AGREEMENT TO SELL. Subject to the terms and conditions of this Agreement, Seller hereby grants, sells, conveys, assigns, transfers and delivers to Purchaser (the "Transfer"), and Purchaser accepts the Transfer and assumes all liabilities arising therefrom, all of Seller's right, title and interest in and to:

(a) the recipe, ingredient list and manufacturing instructions utilized by Seller in the manufacture of "Pull-Apart Cakes";

(b) the equipment utilized by Seller at the Bakery to manufacture the Pull-Apart Cakes, namely a Rondo Make-Up Line, a Rondo Compass 3000 Sheeter and a Rondo PG 101 Climator (the "Equipment");

(c) Seller's rights and obligations under the leases for the Equipment, copies of which are annexed hereto as EXHIBIT A (the "Equipment Leases");

(d) Seller's obligation to purchase a certain existing inventory of private labeled master cases for the Pull-Apart Cakes manufactured prior hereto by Sayco Container Corporation and Matco United, Inc. (collectively the "Packaging Manufacturers") until the entire existing inventory of the Master Cases held by the Packaging Manufacturers shall have been exhausted

(e) all of Seller's rights, title and interest in and to the Broker Agreements pursuant to which the Pull-Apart Cakes are marketed to Seller's customers, copies of which agreements are annexed hereto as EXHIBIT B;

(f) all raw materials, packaging or finished goods (the "Inventory") related solely to the Pull-Apart Cakes and on hand at the Bakery on the Closing Date, as hereinafter defined;

All of the foregoing are hereinafter collectively referred to as the "Assets."

1.2 PURCHASE PRICE; PAYMENT

a. Assets other than Inventory The purchase price for all of the Assets (excluding Inventory) shall be payment by the Purchaser to the Seller of the Royalties, as described and defined in Section 1.3 hereinbelow.

b. Inventory. At the Closing Seller and Purchaser shall determine the amount of the Inventory being turned over to Purchaser and Purchaser shall pay to Seller at the Closing, in addition to the sums set forth in Section 1.2(a) hereinabove, for all of the Inventory an amount equal to the cost of acquisition of the Inventory by Seller.

c. Equipment Lease Adjustments; Assignment Fees. Seller shall be responsible for all payments under the Equipment Leases through the day prior to the Closing Date, Purchaser shall be responsible for all payments under the Equipment Leases commencing on the Closing Date and Seller and Purchaser shall make a cash adjustment for same accordingly at the Closing. Purchaser shall also pay any fees assessed by the lessors under the Equipment Leases in connection with said lessors granting their consent to the assumption of the Equipment Leases by Purchaser.

d. Equipment Lease Security Deposits. To the extent that Seller has delivered, to the respective lessors under the Equipment Leases, security deposits and/or prepaid rent deposits (collectively the "Security Deposits"), and such Security Deposits continue to be held by the respective lessors as of the Closing then Purchaser shall reimburse Seller at the Closing for the full amount of said Security Deposits.

e. Contingent Equipment Lease License. If, as of the Closing Date, Seller shall not have obtained the consent of the lessors under the Equipment Leases (the "Lessor Consent") for the assignment of the Equipment Leases to Purchaser then, until such consent is obtained (i) Purchaser shall take possession of the Equipment at the Closing pursuant to a temporary license granted by Seller by its execution of this Agreement and (ii) Purchase shall make all payments required under the Equipment Leases to Seller at least ten (10) days before their respective due dates. If the Lessor Consent is not obtained by Seller then this Agreement shall terminate and the same termination procedure shall be utilized as set forth in Section
     6.2 hereinbelow.

1.3 EQUIPMENT LEASE FOR CERTAIN EQUIPMENT SOLD BY RONDO, INC.

a. License for Rondo Equipment Lease. Purchaser acknowledges that the Lessor pursuant to the Equipment Lease for certain Equipment (the "Rondo Equipment") whose named vendor is Rondo, Inc. (the "Rondo Equipment Lease") will not allow assignment of same to Purchaser without a personal guarantee by Purchaser, which personal guarantee Purchaser is unwilling to render. Therefore purchaser shall assume the liabilities for the Rondo Equipment Lease, and will take possession of the Equipment thereunder, pursuant to a license from Seller and will make the required monthly lease payments to Seller, in the amount of $2,183.77, at least ten days before such lease payments become due under the Rondo Equipment Lease.

b. Buy-Out of Rondo Equipment Lease. Seller hereby unconditionally undertakes to buy-out the obligations under the Rondo Equipment Lease no later than April 1, 2001 so that all obligations of Seller under the Rondo Equipment Lease shall be terminated no later than April 1, 2001.

c. Seller's Security Interest in Rondo Equipment. In furtherance of the foregoing, Purchaser hereby grants to Seller a security interest in the Rondo Equipment subject only to the security interest of the lessor under the Rondo Equipment Lease and Purchaser will execute and pay for the filing of a UCC-1 Financing Statement evidencing such security interest.

d. GUARANTEE BY NVC LLC. NVC LLC hereby guarantees (the "NVC LLC Guarantee") to Seller, and is executing this Agreement solely in its capacity as such guarantor, all obligations of Purchaser related to or arising out of the Rondo Equipment and the Rondo Equipment Lease. The NVC LLC Guarantee is unconditional and Seller may seek performance under the NVC LLC Guarantee simultaneously with seeking to enforce the obligation of Purchaser subject to such guarantee


1.4. ROYALTIES.

a. Payment of Royalties. In consideration of the Transfer of the Assets to Purchaser by Seller, Purchaser shall pay to Seller a royalty fee (the "Royalty Fee"), in the amounts and for the period more specifically set forth below, of Licensee's Net Sales (defined below) of Pull Apart Cakes.

b. Amount and Duration of Royalty Fee. The Royalty Fee shall be payable for the period commencing on the Closing Date and through and including November 30, 2004. The Royalty Fee shall be equal to (i) five percent (5%) of all Net Sales made to existing customers (and their respective affiliates and subsidiaries) of Seller, which existing customers are set forth on EXHIBIT C annexed hereto and
(ii) one and a half percent (1.5%) of all Net Sales made to all other customers

c. Net Sales Defined. Net Sales shall mean the gross sales price charged by Purchaser for the Pull Apart Cakes, regardless of collection of revenue, less returns and rebates, if any.

d. When Payment Made. Purchaser shall pay to Seller all royalties due on a monthly basis. The monthly royalty for any given month (or for the first partial month if the Closing takes place in the middle of a month) shall be paid on the tenth (10th) day of each month for the Net Sales of the preceding month.

e. Sales Report,  Audits,  etc..  Purchaser  shall submit to Seller on the tenth
(10th) day of each month a sales report detailing the sales of Pull-Apart Cakes during the preceding month. The sales report shall be in the form specified by Seller, and shall include, at a minimum, the gross revenues, net sales, and the unit counts of all sales during the prior month and sales figures by customer. Purchaser shall preserve all books and records regarding the business operations under this Agreement for four (4) years from the date of their preparation. Seller reserves the right to audit or inspect the books and records of Purchaser at any time. If any such audit reveals an underpayment of the Royalty Fee by more than two percent (2%) then Purchaser shall be responsible for all costs and expenses associated with the audit.

                                    ARTICLE 2

                         CLOSING, ITEMS TO BE DELIVERED

2.1 CLOSING. The closing (the "Closing") of the sale and purchase of the Assets shall take place simultaneously with the execution of this Agreement and shall be deemed to have occurred upon the completion of each and all of the following:

a. Receipt by both Seller and Purchaser of counterpart fully executed copies of this Agreement;

b. Receipt by Seller of the payments and adjustments required pursuant to Sections 1.2(b) through 1.2(d) of this Agreement; and

c. Delivery of control of the Assets to Purchaser at the Bakery

The date of the Closing is sometimes referred to as the "Closing Date."

2.2 ITEMS TO BE DELIVERED AT CLOSING. At the Closing and subject to the terms and conditions contained in this Agreement:

(a) Seller Deliveries. Seller will deliver to the Purchaser the Assets at the Bakery (Purchaser shall be solely responsible for any costs associated with transferring the Assets from the Bakery to Purchaser's business premises);

(b) Purchaser Deliveries. The Purchaser will deliver to Seller payment for the Inventory by certified check or wire transfer:

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller warrants and represents to Purchaser, all to its knowledge and without making any independent inquiries in connection with this Agreement, that as of the date hereof and as of the Closing Date::

(a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Seller has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by a duly authorized officer of Seller, and this Agreement constitutes, and such instruments when executed and delivered will constitute, legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

(c) Seller has good, valid and marketable title to the Assets, all in the form described hereinabove.

3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. Purchaser represents and warrants to Seller, jointly and severally, as of the date of this Agreement as follows:

(a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Seller has qualified to do business as a foreign corporation in the State of California.

(b) Purchaser has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by a duly authorized officer of Purchaser, and this Agreement constitutes, and such instruments when executed and delivered will constitute, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms.

(c)   Purchaser  has  been  given  full   disclosure,   by  Seller  or  Seller's
representatives, with regard to the Business and the Assets sufficient in order for Seller to enter into this Agreement and acquire the Assets.

(d) Purchaser acknowledges that it is acquiring all of the tangible and intangible Assets in their AS IS physical and legal condition without any representation or warranty by Seller whatsoever except as may be specifically set forth in this Agreement.

(e) Purchaser acknowledges that Seller has made no representations with regard to the nature or success of the Pull-Apart Cakes or income to be derived from the sale thereof and Purchaser is acquiring same with the sole intent of relying on its own efforts and abilities in maintaining and continuing the sale of Pull-Apart Cakes.

3.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, covenants and agreements made by the parties in this Agreement shall survive the Closing.

                                    ARTICLE 4

INDEMNIFICATION

4.1 INDEMNIFICATION BY SELLER. From and after the Closing, Seller will indemnify and hold harmless Purchaser against and in respect of (a) any and all liabilities and obligations of any nature whatsoever relating to the Assets prior to the Closing; (b) any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations against Seller and relating to the Assets and which result from or arise out of any event, occurrence, action, inaction or transaction occurring prior to the Closing Date; (c) any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing or to the enforcement of this Section 4. l.

4.2 INDEMNIFICATION BY THE PURCHASER. From and after the Closing, the Purchaser will indemnify and hold harmless Seller against and in respect of (a) any and all liabilities and obligations of any nature whatsoever relating to the Purchaser or the Purchaser's business, prior to the Closing; (b) any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations against any to Purchaser, the Purchaser's business or the Assets and which result from or arise out of any event, occurrence, action, inaction or transaction occurring after the Closing Date;
(c) any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing or to the enforcement of this Section 4.2.

4.3 PROCEDURE. Notice must be given within a reasonable time after discovery of any fact or circumstance on which a party could claim indemnification ("Claim" or "Claims"). If the party, in order to fulfill its obligations to the other party must take legal action or if the party is involved in legal action, the outcome of which could give rise to its seeking indemnification, one party shall consult with the other party with respect to such legal action and allow it to participate therein.

No Claim for which indemnification is asserted shall be settled or compromised without the written consent of Seller and the Purchaser; provided, however, if a party does not consent to a bona fide settlement proposed by the other, the other party shall be liable for indemnification only to the lesser of the final judgment or the amount to be paid in settlement.

Subject to the provisions of the Section, neither party shall have recourse for indemnification until the Claims are fully and finally resolved. For a period of thirty (30) days following the giving of the notice of such Claim, the Purchaser and Seller shall attempt to resolve any differences they may have with respect to such Claim. If a resolution is not reached within the thirty (30) day period (unless the parties agree to extend the period), the matter may be submitted to a court of competent jurisdiction.

A Claim shall be deemed finally resolved in the event a matter is submitted to a court, upon the entry of judgment by a court of final authority.

                                    ARTICLE 5

                            NON-COMPETITION AGREEMENT

5.1 NON-COMPETITION AND NON-DISCLOSURE. Following the Closing Date, Seller agrees, that for a period of four (4) - years after the Closing Date, it will not:

a. Engage or become interested, directly or indirectly, in the manufacturing or sale of bakery products materially identical to the Pull-Apart Cakes anywhere in the United States if such engagement would result in the sale of Competing Products in United States Territory that is located west of the Mississippi;

b. Divulge, communicate, or utilize for the benefit of anyone other than the Purchaser, any confidential information of or pertaining to the Assets.

5.2 EQUITABLE REMEDIES. Seller specifically acknowledges and agrees that the remedy at law for any breach of any provision of this Article 5 by Seller will be inadequate and that Purchaser, in addition to any other relief available to it, shall be entitled to the issuance of a restraining order or any other similar equitable relief by any court of proper jurisdiction with regard to such breach.

                                    ARTICLE 6

      TRANSACTION SUBJECT AND CONTINGENT ON TRANSACTION WITH RICH PRODUCTS

6.1 TRANSACTION CONTINGENT ON RICH PRODUCTS TRANSACTION. Purchaser acknowledges and understands that this Agreement is contingent on Seller closing on an Asset Purchase Agreement being entered into approximately simultaneously herewith between Seller and Rich Products Manufacturing Corporation (the "Rich Products Transaction").

Pursuant to the Rich Products Transaction Seller is conveying its remaining interests in the Bakery to Rich Products Manufacturing Corporation ("Rich Products"). In the event the Rich Products Transaction does not close by February 28, 2001, for any reason whatsoever including a willful default thereunder by Seller, then this Agreement shall be terminated and Purchaser shall be obligated to reconvey the Assets to Seller, all as more particularly set forth hereinbelow.

6.2 PROCEDURE IN THE EVENT OF TERMINATION OF THE RICH PRODUCTS TRANSACTION. If Purchaser shall receive written notice (the "Termination Notice") from Seller, or Seller's counsel, at any time up to February 28, 2001, that the Rich Products Transaction has been terminated then each and all of the following shall occur or shall be deemed to have occurred:

a. All right, title and interest to the Assets shall be deemed to have been automatically reconveyed to Seller simultaneously with the Termination Notice.

b. Seller and Purchaser shall make immediate arrangements for the Seller's repurchase from Purchaser of the Inventory, at cost, as then existing,

c. Purchaser shall have no obligation to make any further payments of Royalty Fees after the date of its receipt of the Termination Notice even if such Royalty Fees would otherwise have been due and payable to Seller. However Seller shall have no obligation to refund any Royalty Fees forwarded by Purchaser to Seller prior to Purchaser's receipt of the Termination Notice.

d. Purchaser shall fully cooperate with Seller in effectuating the intent of this Article VI so that Seller may reassume control of the Assets as same was held by Seller prior to the Closing.

                                    ARTICLE 7

                                  MISCELLANEOUS

7.1 BROKERS' AND FINDERS' FEES. Seller represents and warrant to the Purchaser, and Purchaser represents and warrants to Seller that all negotiations relative to this Agreement have been carried on by the parties directly without the intervention of any person who may be entitled to any brokerage or finder's fee or other commission in respect of this Agreement or the consummation of the transactions contemplated hereby. Seller agrees to indemnify and hold harmless Purchaser, and Purchaser agrees to indemnify and hold harmless Seller, as the case may be, against any and all claims, losses, liabilities and expenses which may be asserted against or incurred by them as a result of either party's dealings, arrangements or agreements with any such person or entity.

7.2 SALES, TRANSFER AND DOCUMENTARY TAXES, ETC. Neither Seller nor the Purchaser shall be responsible for the other's sales, transfer or documentary taxes, if any, due as a result of the transfer of the Assets to the Purchaser.

7.3 EXPENSES. The parties shall pay their own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

7.4 CONTENTS OF AGREEMENT; PARTIES IN INTEREST; ETC. This Agreement sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. It shall not be amended or modified except by written instrument duly executed by each of the parties hereto. Any and all previous agreements and understanding between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

7.5 ASSIGNMENT AND BINDING EFFECT. Neither Seller nor Purchaser shall assign this Agreement nor any part of it, nor delegate any obligation imposed by this Agreement without the prior written consent of the other. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of Seller and Purchaser.

7.6 WAIVER. Any term or provision of this Agreement may be waived at any time by the party or parties entitled to the benefit thereof by a written instrument duly executed by such party or parties.

7.7 NOTICES. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally, by guaranteed overnight courier or sent by fax or by registered or certified mail, postage prepaid, to Seller's and Purchaser's respective address set forth hereinabove or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered or faxed.

7.8 GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the laws, and in the courts, of the State of New Jersey with regard to any and all matters, issues, claims and controversies relating to, or arising out of, payments due to Seller hereunder, control of the Assets by the party entitled to same as the case may be pursuant to this Agreement and indemnification of Seller by Purchaser pursuant to Section 4.2 hereinabove. This Agreement shall be governed by and interpreted and enforced in accordance with the laws, and in the courts, of the State of California with regard to all other matters hereunder.

7.9 NO BENEFIT TO OTHERS. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their heirs, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any rights on any other persons.

7.10 SEVERABILITY. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and any parties hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.


IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first written.

                  SELLER:

                  PARAMARK ENTERPRISES, INC..




                           By:_________________________
                              Alan S. Gottlich, President

                  PURCHASER:

                  BROOKS STREET BAKING COMPANY




                           By:_________________________
                              Fred Scalzo, President

                  GUARANTOR:

                  NV COMMERCIAL LLC




                           By:_________________________

                                    EXHIBIT C

     PARAMARK ENTERPRISES, INC. EXISTING CUSTOMER LIST FOR PULL-APART CAKES


1.  Ralph_s Grocery Company
    P.O. Box 54143
    Los Angeles, CA  90054

2.  Fred Mayers
    P.O. Box 42500
    Portland,  OR  97242-0121

3.  Raley_s Supermarkets
    P.O. Box 15618
    Sacramento,  CA  95852

4.  Tony_s Fine Foods
    3575 Reed Avenue
    West Sacramento,  CA  95605-1501

5.  Dairy Fresh
    601 S. Rockerfeller Ave.
    Ontario,  Ca  91761

6.  Flemming Foods, Inc.
    P.O. Box 24840
    Oklahoma City,  OK  73124

7.  Hawaiian Express
    14952 Valley View Ave.
    La Mirada,  CA  90638

8.  Unified Western Grocers
    P.O. Box 513396
    Los Angeles,  CA  90051-9817

9.  Certified Grocers
    P.O. Box 60753
    Terminal Annex
    Los Angeles, CA 90060

10. Brookshire Brothers, Ltd.
    P.O. Box 1688
    Lufkin,  TX  75902-1688

11. Giant Eagle
    690 Perry Hwy.
    Harmony,  PA  16037

12. Basha's Markets
    200 S. 56th. Street
    Chandler,  AZ  85226

                                   APPENDIX C




                     Capital Markets Group Fairness Opinion

CAPITAL MARKETS GROUP
--------------------------------------------------------

SUITE TWO                                                    TEL. 973.364.1299
32 SMULL AVENUE                                              FAX. 973.364.7585
CALDWELL, NEW JERSEY  07006



November 1, 2000


Board of Directors
Paramark Enterprises, Inc.
One Harmon Plaza
Secaucus, New Jersey 07094

Dear Board Members:

         You have requested the opinion of Capital Markets Group ("CMG") as to the fairness, from a financial point of view, as of the date hereof, to the shareholders of Paramark Enterprises, Inc. ("Paramark" or the "Company") of the consideration to be received by the Company pursuant to the terms of the Asset Purchase Agreement between and among Rich Products Manufacturing Corporation. ("RPMC") (herein the "Rich Agreement") dated October 9, 2000 and the Asset
Purchase and Sale Agreement and Security Agreement (herein the "Brooks Agreement") between and among Brooks Street Companies, Inc. ("BSC") and Paramark, dated October 12, 2000, the terms of which are more fully described in a proxy statement to be furnished to the stockholders of the Company. The Company is selling substantially all of the operating assets of the Company as set forth in the two Agreements. The above is collectively referred to as the "Proposed Transaction".

         The sale under the Rich Agreement provides for the Company to receive a total of $2,182,750 payable as follows: (i) $182,750 paid on October 16, 2000
(ii) $1,000,000 in cash at closing and (iii) a $125,000 on or before each of June 1st and December 1st of each of 2001, 2002, 2003 and 2004. (the "Payments"), guaranteed by RPMC. In addition, the Rich Agreement provides for the assumption of approximately $285,000 in Company debt.

         The sale under the Brooks Agreement provides for the Company to sell all rights, title and interests to the "Pull-Apart Cakes" segment of the Company's business to BSC as follows: (i) payment of certain Royalties through November, 2004 (ii) purchase of existing inventory (iii) assumption of certain equipment lease obligations as used in the operation of the business.

Board of Directors
Paramark Enterprises, Inc.
November 1, 2000
Page Two


         Capital Markets Group, as part of its investment banking business, is engaged regularly in evaluating business transactions, assets, and companies in connection with mergers, acquisitions and private placements on behalf of corporations.

         In arriving at our opinion, we have, among other things: (i) reviewed the historical financial performance, current financial position and general prospects of the Company, including its working capital position, current financing options and current market conditions; (ii) Securities and Exchange Commission (SEC) filings, including the quarterly report for the period ended June 30, 2000, (iii) reviewed current publicly available financial information concerning similar transactions within the marketplace; (iv) reviewed the stock market performance and trading activity of the Company's stock; (v) studied and analyzed the consolidated financial and operating data of the Company; (vi) considered the terms and conditions of the Proposed Transaction; (vii) and communicated with certain members of the Company's senior management to discuss the Company's operations and future prospects; and (vii) conducted such other analyses as we deemed appropriate.

         Our financial analysis was based upon, but not limited to, a review of the following documents and information examined during the course of our analysis: (i) the Rich Agreement with accompanying exhibits, (ii) the Brooks Agreement with accompanying exhibits; (iii) the Preliminary Proxy Statement dated October 31, 2000 (iv) other Company financial information, including internally prepared financial statements for the period ended September 30, 2000
(v) internally prepared projections for the Company based on various assumptions, including that the Proposed Transaction does not occur.

         Our opinion is given in reliance upon information and representations made or given by the Company and its officers, directors, counsel and other agents, and on filings and other information provided by the Company including financial statements, financial projections, and stock data, as well as certain industry and other information from independent sources. We have not independently verified the information concerning the Company nor other data, which we have considered in our review and, for the purposes of the opinion set forth below, we have assumed and relied upon the accuracy and completeness of all such information and data. Additionally, we assume that the Proposed Transaction is, in all respects, lawful under applicable law.

Board of Directors
Paramark Enterprises, Inc.
November 1, 2000
Page Three


         Of special significance to our opinion is the independent auditor's report dated March 31, 2000, which indicated that the Company had suffered significant and recurring losses from operations resulting in working capital and accumulated deficits raising substantial doubts about the Company's ability to continue as a going concern. The Company's Form 10-QSB filed with the SEC for the quarter ended March 31, 2000, indicated that the Company continued to have a working capital deficit, was in need of immediate financing, and that failure to consummate a financing or sale transaction could have a material adverse effect on the Company's ability to continue as a going concern.


         With regard to financial and other information relating to the general prospects of the Company, we have assumed that such information has been reasonably prepared and reflects the best currently available estimates and judgments of the management of the Company with respect to its most likely future performance. In rendering our opinion, we have assumed that in the course of obtaining the necessary approvals for the Proposed Transaction and in preparation of the Proxy Statement, the terms of the Proposed Transaction will not change in any way that will have a material adverse effect on the contemplated benefits of the Proposed Transaction to the Company.


         Our opinion is necessarily based upon economic, financial and other conditions as they exist, and on the information made available to us, as of the date of this letter. It should be understood that although subsequent events may affect this opinion, we do not have any obligation to revise, update, or reaffirm this opinion. We are expressing no opinion on (i) the Company's solvency, (ii) the Company's ability to continue as a going concern should the Proposed Transaction not be consummated, or (iii) the Company's prospects for future financings, cost reductions or other possible transactions.

         We are expressing no opinion on the Company's ability to achieve certain results in its operations, nor are we expressing an opinion as to the price at which the common shares of the Company will actually trade at any time. Our opinion does not constitute a recommendation to the Board of Directors of the Company and does not constitute a recommendation to any stockholder as to how such stockholder should vote on the Proposed Transaction.

Board of Directors
Paramark Enterprises, Inc.
November 1 2000
Page Four


         This letter is for the information of the Company's Board of Directors only in their evaluation of the Proposed Transaction and may not be relied upon by any other person. This letter is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes without our prior written consent, except that this opinion may be included in its entirety as an appendix to the Company's Proxy Statement furnished to the Company's stockholders in connection with the Proposed Transaction.


         Based on this foregoing, it is our opinion that, as of the date hereof, the consideration to be received by the Company pursuant to the Proposed Transaction is fair, from a financial point of view, to the stockholders of the Company.


Sincerely,

CAPITAL MARKETS GROUP

                                   APPENDIX D




                   Plan of Complete Liquidation including the
                           Paramark Liquidating Trust

                          PLAN OF COMPLETE LIQUIDATION
                          OF PARAMARK ENTERPRISES, INC.

         This Plan of Complete Liquidation (the "Plan") of Paramark Enterprises, Inc., a Delaware corporation (the "Company"), and the transactions contemplated thereby have been approved by the Board of Directors for the Company (the
"Board") as being advisable and in the best interests of the Company and its stockholders. The Board has directed that this Plan be submitted to the holders of the outstanding shares of the Company's common stock (the "stockholders") for their approval at an annual meeting of stockholders and has authorized the distribution of a proxy statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon such adoption, the Company shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Delaware General Corporation Law (the "DGCL") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

         1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the stockholders. Such approval of the Plan shall constitute approval by the Company's stockholders of the sale of substantially all of the assets of the Company in accordance with
Section 271 of the DGCL and approval of each of the other actions contemplated by the Plan. The period commencing on the Effective Date and continuing until March 31, 2000 is referred to herein as the Liquidation Period.

         2. Disposition of Assets. Prior to and after the Effective Date, the Company shall use all commercially reasonable efforts to dispose of all of its investment securities and other assets (other than the Claims referred to in Section 3 below) as promptly as practicable consistent with realizing full value thereon and shall hold or reinvest the proceeds thereof in cash and such short-term fixed income securities as the Company may lawfully hold or invest in. To the extent the Company cannot dispose of any such asset or assets prior to expiration of the Liquidation Period, the Company shall contribute such asset or assets to the Liquidating Trust referred to in Section 7 below.

         3. Disposition of Claims. Prior to and after the Effective Date, the Company shall use all commercially reasonable efforts to assert, prosecute, reduce to judgment, settle and collect all claims (the "Claims") of the Company against persons other than the Company. To the extent the Company cannot resolve any Claim prior to expiration of the Liquidation Period, then not later than the last day of such period the Company shall contribute all such unresolved Claims to the Liquidating Trust, referred to in Section 7, along with such amounts of cash and other assets as the Company shall determine might reasonably be required to resolve such unresolved claims.

         4. Transactions. Within the Liquidation Period, the Company shall have the authority to engage in such other transactions as may be appropriate to its complete liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds, or other securities or property upon such terms and conditions as the Company shall determine, with no further approvals by the stockholders except as required by law.

         5. Provisions for Liabilities. Within the Liquidation Period, the Company shall pay or discharge or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent or unascertained liabilities and obligations determined or otherwise reasonably estimated to be due either by the Company or a court of competent jurisdiction (the "Liabilities"). The foregoing may be accomplished by use of one or more trusts (including a liquidating trust), escrows, reserve funds, plans or other arrangements as determined by the Company or required by law, and the stockholders by adoption of this Plan do constitute and appoint any agent or trustee under the arrangements provided by the Company pursuant to this Section 5 as the agent or trustee for the limited purposes provided in the agreement in which such purposes are set forth.

         6. Distributions to Stockholders. Promptly after the Effective Time and from time to time thereafter, the Company shall distribute to stockholders of record as of the Effective Date, cash or other assets and all other properties held by it, by way of pro rata liquidating distributions to such stockholders of the Company. Cash and other assets held in the Liquidating Trust, referred to in
Section 7, in excess of the amounts required for the payment or discharge of the Company's liabilities and obligations shall be distributed to the stockholders at the time and under the conditions set forth in the instruments establishing the Liquidating Trust referred to in Section 7.

         7. Liquidating Trust. The Company, as promptly as practicable, but in any event within the Liquidation Period, shall (i) create and execute with one or more trustees ("Trustees") selected by the Company, a liquidating trust agreement substantially in the form annexed hereto as Exhibit A, as the same may be amended from time to time (the "Liquidating Trust Agreement") to establish a liquidating trust (the "Paramark Liquidating Trust"), (ii) grant, assign, and convey to the Trustees of the Paramark Liquidating Trust all rights of ownership of any assets not yet distributed to the Company's stockholders, subject to all of the Liabilities and (iii) distribute interests in the Paramark Liquidating Trust to its stockholders (the transactions contemplated by this Section 7, together with the Initial Distribution, shall be referred to as the "Liquidation").

                  (a) No distributions of any of the assets held by the Trustees of the Paramark Liquidating Trust shall be made by the Trustees other than as provided by the express terms and provisions of the Liquidating Trust Agreement, and no assets held by the Trustees shall ever revert or be distributed to the Company or to any stockholder, as such, other than a former stockholder entitled thereto as provided in the Liquidating Trust Agreement. Assets held in the Paramark Liquidating Trust shall be distributed to the beneficiaries of the Paramark Liquidating Trust at the time and under the conditions set forth in the express terms and provisions of the Liquidating Trust Agreement.

                  (b) It is intended that the assignment of the assets to the Trustees of the Paramark Liquidating Trust shall, subject to the terms and provisions of the Liquidating Trust Agreement, constitute a final liquidating distribution by the Company to its stockholders of their pro rata interests in such assets, and the Company's stockholders shall be the owners of the Paramark Liquidating Trust within the meaning of Sections 671 through 679 of the Code.

         8. Notice of Liquidation. As soon as practicable after the Effective Date but in no event later than 20 days prior to the filing of Certificate of Dissolution as provided in Section 9 below, the Company shall mail notice to all its creditors and employees that this Plan has been approved by the Board and the stockholders as provided in the DGCL.

         9. Certificate of Dissolution. As promptly as practicable within the Liquidation Period and pursuant to the DGCL, the Company shall prepare and file a Certificate of Dissolution (the "Certificate") with and for acceptance by the Delaware Secretary of State. Thereafter, the Company shall conduct no business except as permitted by the DGCL.

         10. Amendment or Abandonment of Plan. The Company may modify or amend this Plan at any time without stockholder approval if it determines that such action would be advisable and in the best interests of the Company and its stockholders. If any amendment or modification appears necessary and in the judgment of the Company will materially and adversely affect the interests of the stockholders or delay the time at which distributions of the Company's net assets will be made, such an amendment or modification will be submitted to the stockholders for approval. In addition, the Company may abandon this Plan at any time prior to the filing of the Certificate of Dissolution if the Board of Directors determines that abandonment would be advisable and in the best interests of the Company and its stockholders without further action by the stockholders.

         11. Powers of Committee and Officers. Except as required by applicable law or the terms of this Plan, all of the rights and duties of the Company relating to the Plan and completion of the transactions contemplated thereby, including modification, amendment or abandonment of the Plan, shall be made solely by or under the direction of a Committee of the Board of Directors of the Company. Any rights and duties of the Company relating to the Plan and completion of the transactions contemplated thereby that are reserved by law or this Plan exclusively to the stockholders or the Board of Directors of the Company as a whole shall be exercised by the Board of Directors or the stockholders, as the case may be. In addition to exercising the specific powers granted to the Company by the Plan, such Committee is authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, to delegate the exercise of its rights and duties to Officers or agents of the Company and to make, execute and deliver or authorize the Officers or agents of the Company to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Committee deems necessary or desirable in order to carry out the provisions of this Plan and effect as promptly as practicable the complete liquidation and dissolution of the Company in accordance with the Plan, the Code and the DGCL.

                                                                       EXHIBIT A

                           LIQUIDATING TRUST AGREEMENT

                                 By and Between

                           PARAMARK ENTERPRISES, INC.
                                 as the Grantor,

                                       and

                     Charles N. Loccisano and Alan Gottlich,
                                   as Trustees

                        Dated as of ______________, 2000

                           LIQUIDATING TRUST AGREEMENT

         AGREEMENT AND DECLARATION OF TRUST, dated as of ____________, 2000 by and between Paramark Enterprises, Inc., a Delaware corporation ("Paramark"), and Charles N. Loccisano and Alan Gottlich, as trustees (the "Trustees").

         WHEREAS, Paramark has entered into an agreement to sell substantially all of the operating assets of Paramark to Rich Products Manufacturing
Corporation d/b/a Jon Donaire Desserts for (1) $1,182,750 by closing, (2) $1,000,000 paid in equal annual installments over a period of four (4) years, and (3) the assumption of $285,000 of debt (the "Jon Donaire Transaction");

         WHEREAS, Paramark has entered into an agreement to sell (i) the remaining operating assets of Paramark to Brooks Street Baking Company for royalty payments to Paramark equal to 5 percent (5%) of net sales of "Pull-Apart Cakes" to existing customers and 1 1/2 percent (1.5%) of net sales of all Pull-Apart Cakes to new customers over a period of four (4) years and the assumption of $70,000 of debt, and (ii) some inventory of Paramark for $11,500 (collectively, the "Brooks Street Transaction");

                  WHEREAS, Paramark's Board of Directors have adopted and its Stockholders approved a Plan of Liquidation (the "Plan") subject to the approval of its stockholders;

         WHEREAS, as part of the Plan, Paramark's Board of Directors intends to sell all the retained assets of Paramark including all furniture, fixtures and equipment (the "Retained Assets");

                  WHEREAS, Paramark's Board of Directors anticipates that Paramark may not be able to fully wind up all of its affairs prior to the date by which Paramark must dissolve, and therefore have made specific arrangements for such contingency in the Plan;

                                                                       EXHIBIT A


                  WHEREAS, the Plan, among other things, (i) provides for the establishment of a liquidating trust pursuant to the terms and conditions hereof (the "Trust"), (ii) provides the methods by which the Trustees were selected to serve as agent of the Beneficiaries (as defined below) and Trustees of the Trust, (iii) authorizes and directs Paramark to transfer to the Trust the remaining proceeds from the Jon Donaire Transaction and the Brooks Street Transaction following the payment of all liabilities and various expenses of Paramark (the "Sale Proceeds"), (iv) authorizes and directs Paramark to transfer any proceeds from the sale of the Retained Assets (the "Retained Asset Proceeds") to the Trustees as agents for the Beneficiaries, (v) authorizes and directs the Trustees to apply the proceeds from the Sale Proceeds and Retained Asset Proceeds to the payment of actual, anticipated, unforseen or contingent liabilities of Paramark, with no objective or authority to engage in the conduct of a trade or business and (vi) authorizes and directs the Trustees to make liquidating distributions to the holder of Units (as defined below) in the Trust during the four years (4) following the transactions.

                  NOW, THEREFORE, in consideration of the premises, and subject to the terms and provisions herein, effective as of the close of business on the Record Date (as defined herein), Paramark hereby grants, releases, assigns, conveys and delivers unto the Trustees for the benefit of the beneficiaries of the Trust (the "Beneficiaries"), all of Paramark's right, title and interest in and to the Sale Proceeds and Retained Asset Proceeds not distributed to Stockholders as of the Record Date for the uses and purposes stated herein, and the Trustees hereby accept such assets and such Trust:

                                    ARTICLE I
                              NAME AND DEFINITIONS

         1.1 Name. This trust shall be known as the Paramark Liquidating Trust.

         1.2 Certain Terms Defined. For all purposes of this instrument, unless the context otherwise requires:

                  (a) "Agreement" shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.

                  (b) "Beneficial Interest" shall mean each Beneficiary's proportionate share of the Trust Assets initially determined by the ratio of the number of Shares held by the Initial Beneficiary (as defined below) on the close of business on the Record Date over the total number of Shares issued and outstanding on such Record Date and thereafter each Beneficiaries' proportional beneficial interest in the Trust.

                  (c) "Initial Beneficiary" shall mean each of the Stockholders.

                  (d) "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.

                  (e) "Record Date" shall mean the date elected by the Board of Directors of Paramark for determination of the Stockholders of Paramark entitled to become Beneficiaries, which shall also be the date on which Paramark conveys to the Trust all of the assets of Paramark.

                  (f) "Shares" shall mean the shares of Common Stock, par value $.01 per share, of Paramark.

                  (g) "Stockholders" shall mean the holders of record of the outstanding Shares of Paramark at the close of business on the Record Date.

                  (h) "Trust" shall mean the Trust created by this Agreement.

                  (i) "Trust Assets" shall mean all the property held from time to time by the Trustees under this Agreement, which initially shall consist of the Sale Proceeds and retained Asset Proceeds conveyed to the Trustees by Paramark pursuant to the Plan, and, in addition, shall thereafter include all dividends, rents, royalties, income, proceeds and other receipts of, from, or attributable to any assets held by the Trust, less any of the foregoing utilized by the Trustees to pay expenses of the Trust, satisfy liabilities of Paramark or the Trust or make distributions to the Beneficiaries.

                  (j) "Trustees" shall mean the original Trustees, any Trustees appointed hereunder after the date hereof, and their successors.

                                   ARTICLE II
                               NATURE OF TRANSFER

         2.1 Transfer of Property to the Trust. The Board of Directors of Paramark shall forthwith assign, or cause Paramark to assign, to the Trustees, by written instrument in proper form for record, the Sale Proceeds and Retained Asset Proceeds, to be held by the Trustees as herein provided.

         2.2 Purpose of Trust.

                  (a) The Trust is organized for the sole purpose of liquidating and distributing the assets held by the Trust with no objective to continue or engage in the conduct of a trade or business.

                  (b) As Paramark is required to liquidate and dissolve prior to fully winding up its
affairs, including, but not limited to, its payment of any unsatisfied debts, claims, liabilities, commitments, suits and other obligations, whether contingent or fixed, arising from any source whatsoever (the "Liabilities"), without any established procedure to satisfy such Liabilities, Paramark's Board of Directors and Stockholders each approved the Plan, which calls for the establishment of the Trust, and sets forth the manner in which the Trustees are selected, for the purpose of providing a procedure that will enable Paramark to dissolve in a timely manner, and wind up its affairs, by assigning and conveying to the Trustees pursuant to the terms contained herein all assets of Paramark not previously distributed to Stockholders or used to pay outstanding liabilities. The assets granted, assigned and conveyed to the Trustees will be held in the Trust, and the Trustees will: (i) further liquidate the Trust Assets if necessary to carry out the purpose of the Trust and facilitate distribution of the Trust Assets; (ii) allocate, protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof; (iii) complete the winding up of Paramark's affairs; (iv) act on behalf of the Beneficiaries and in the capacity of Paramark in connection with any matters and (v) distribute the Trust Assets in accordance with the terms and conditions hereof.

                  (c) It is intended that the granting, assignment and conveyance of the initial Trust Assets by Paramark to the Trustees pursuant hereto shall be treated for federal and state income tax purposes as if Paramark made such distributions directly to the Stockholders. It is further intended that for federal, state and local income tax purposes the Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their respective share of the Trust pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code") and any analogous provision of state or local law and shall be taxed on their respective share of the Trust's taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trustees shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Section 1.671-4(a) of the income tax regulations under the Code (the "Income Tax Regulations").

         2.3 Prohibited Activities. The Trust shall not continue or engage in the conduct of any trade or business, and the Trustees are expressly prohibited from, and shall have no power or authority to, continue or engage in the conduct of any trade or business on behalf of the Trust or the Beneficiaries, and all of the terms and conditions hereof shall be construed accordingly.

         2.4 No Reversion to Paramark. In no event shall any part of the Trust Assets revert to or be distributed to Paramark.

         2.5 Instruments of Further Assurance. After the dissolution of Paramark, such persons as shall have the right and power to so act, will, upon reasonable request of the Trustees, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to confirm or effectuate the transfer to the Trustees of any property intended to be covered hereby, and to vest in the Trustees, their successors and assigns, the estate, powers, instruments or Paramark in trust hereunder.

         2.6 Payment of Liabilities. The Trust hereby assumes all Liabilities. Should any Liability be asserted against the Trust or the Trustees as the transferees of the Trust Assets or as a result of the assumption made in this paragraph, the Trustees may use such part of the Trust Assets as may be necessary in contesting any such Liability or in payment thereof, but in no event shall the Trustees, Beneficiaries or employees or agents of the Trust be personally liable, nor shall resort be had to the private property of such Persons, in the event the Trust Assets are not sufficient to satisfy the Liabilities of the Trust.

         2.7  Incidents  of  Ownership.  The  Stockholders  shall be the Initial
Beneficiaries of the Trust created by this Agreement and the Trustees shall retain only such incidents of legal ownership as are necessary to undertake the actions and transactions authorized herein.

         2.8 Notice to Unlocated Stockholders. If the Trust holds Trust Assets for unlocated Stockholders, due notice shall be given to such Stockholders in accordance with local law.


                                   ARTICLE III
                                  BENEFICIARIES

         3.1 Beneficial Interests.

                  (a) The Initial Beneficial Interest of each former Stockholder as a Beneficiary hereof shall be determined by the Trustees in accordance with a certified copy of Paramark's Stockholder list as of the Record Date.

                  (b) Paramark will deliver such a certified copy of its Stockholder list to the Trustees within a reasonable time after such date. For ease of administration, the Trustees shall express the Beneficial Interest of each Beneficiary in terms of units ("Units"). Each record owner of shares of Common Stock of Paramark at the Record Date shall be entitled to receive one Unit in cancellation of each such share. The certificates representing shares will be deemed to evidence the number of Units in the Trust owned by each Beneficiary, provided, however, that upon exchange or transfer of such certificates, the certificates shall be marked with an appropriate legend, or new certificates in a form approved by the Trustees shall be issued and shall evidence the number of Units owned. Such certificates will be legended to restrict transfer.

                  (c) If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there should be any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Trustees shall be entitled, at their sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Trustees may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing the Trustees shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands, nor shall the Trustees be liable for interest on any Paramarks which it may so withhold. The Trustees shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Trustees shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Trustees a surety bond or other security satisfactory to the Trustees, as they shall deem appropriate, to fully indemnify them as between all conflicting claims or demands.

         3.2 Rights of Beneficiaries. Each Beneficiary shall be entitled to participate in the rights and benefits due to a Beneficiary hereunder according to his Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of the Beneficiary hereby is declared and shall be in all respects personal property and upon the death of an individual Beneficiary, his Beneficial Interest shall pass as personal property to his legal representative and such death shall in no way terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Assets except as herein expressly provided. No widower, widow, heir, or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property forming a part of the Trust Assets but the whole title to all the Trust Assets shall be vested in the Trustees and the sole interest of the Beneficiaries shall be the rights and benefits given to such Persons under the Agreement.

         3.3 Transfer of Interests of Beneficiaries. The Beneficial Interest of a Beneficiary may not be transferred either by the Beneficiary in person or by a duly authorized agent or attorney, or by the properly appointed legal representatives of the Beneficiary, nor may a Beneficiary have authority or power to sell, assign, transfer, encumber, or in any other manner dispose of his Beneficial Interest; provided, however, that the Beneficial Interest shall be assignable or transferable by will, intestate succession, or operation of law. The Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary, but the interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.

         3.4 Trustees as Beneficiaries. Each Trustee, either individually or in a representative or fiduciary capacity may be a Beneficiary to the same extent as if he were not a Trustee hereunder and have all the rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if he were not a Trustee hereunder.

                                   ARTICLE IV
                        DURATION AND TERMINATION OF TRUST

         4.1 Duration. The existence of this Trust shall terminate upon the earliest of (i) a termination required by the applicable laws of the State of Delaware, (ii) the termination due to the distribution of all the Trust Assets as provided in Section 5.5, or (iii) the expiration of a period of four (4) years from the date assets were first transferred to the Trust; provided, however, the Trustees, in their discretion, may extend the existence of this Trust to such later date as they may designate, if they determine that an extension is reasonably necessary to pay or make provision for then known liabilities, actual or contingent, and provided further, however, that the Trust shall not in any event terminate pursuant to this clause (iii) prior to the date the Trustees are permitted to make a final distribution in accordance with
Section 5.5.

         4.2 Other Obligations of Trustees upon Termination. Upon distribution of all the Trust Assets, the Trustees shall provide for the retention of the books, records, lists of holders of Units, certificates for Shares and Units and files which shall have been delivered to or created by the Trustees. At the Trustees' discretion, all of such records and documents may be destroyed at any time after seven years from the distribution of all the Trust Assets. Except as otherwise specifically provided herein, upon the distribution of all the Trust Assets, the Trustees shall have no further duties or obligations hereunder.

                                    ARTICLE V
                         ADMINISTRATION OF TRUST ASSETS

         5.1 Transactions with Related Persons. Notwithstanding any other provisions of this Agreement, but only to the extent that such transactions have not been previously approved by the Stockholders as part of the Plan, the Trustees shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of the Trust Assets to, or contract with, (i) any Trustee, employee or agent (acting in their individual capacities) of this Trust or (ii) any Person of which any Trustee, employee or agent of this Trust is an affiliate by reason of being a Trustee, director, officer, partner or direct or indirect beneficial owner of 5 percent (5%) or more of the outstanding capital stock, shares or other equity interest of such Persons; unless, in each such case, after disclosure of such interest or affiliation, such transaction is approved by a majority of the Trustees who are not interested in the transaction and such Trustees determine that such transaction is on its terms fair and reasonable to the Trust and is in the best interests of the Beneficiaries, and in no event less favorable to this Trust than terms available for a comparable transaction with unrelated Persons. The Trustees are entitled to rely in good faith on certificates of the Trustees, employees and agents of the Trust with respect to their interests in any transaction.

         5.2 Restriction on Trust Assets. The Trust shall not receive transfers of any assets prohibited by Revenue Procedure 82-58, as the same may be amended, supplemented or modified including, but not limited to, any listed stocks or securities, any readily-marketable assets, any operating assets of a going business, any unlisted stock of a single issuer that represents 80 percent (80%) or more of the stock of such issuer or any general or limited partnership interests.

         5.3 Payment of Claims, Expenses and Liabilities. The Trustees shall pay from the Trust Assets all claims, expenses, charges, liabilities, and obligations of the Trust and all Liabilities and obligations which the Trustees specifically assume and agree to pay pursuant to this Agreement and such transferee liabilities which the Trustees may be obligated to pay as transferees of the Trust Assets, including among the foregoing, and without limiting the generality of the foregoing, interest, penalties, taxes, assessments, and public charges of every kind and nature and the costs, charges, and expenses connected with or growing out of the execution or administration of this Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Trustees.

         5.4 Interim Distributions. At such times as may be determined by them, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to the number of Units held by each Beneficiary, such cash or other property comprising a portion of the Trust Assets as the Trustees may in their sole discretion determine may be distributed without detriment to the conservation and protection of the Trust Assets; provided, however, that the Trustees shall distribute, or cause to be distributed, at least annually to the Beneficiaries any proceeds from the sale of Trust Assets in excess of a reasonable amount (as determined by the Trustees) to satisfy the claims, expenses and liabilities described in Section 5.4.

         5.5 Final Distribution. If the Trustees determine that the Liabilities and all other claims, expenses, charges, liabilities and obligations of the Trust have been paid or discharged, or if the existence of the Trust shall terminate pursuant to Section 4.1, the Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute the Trust Assets to the Beneficiaries in proportion to the number of Units held by each Beneficiary.

         5.6 Reports to Beneficiaries and Others. As soon as practicable after the end of each taxable year of the Trust and after termination of the Trust, the Trustees shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust at the end of such taxable year or upon termination and the receipts and disbursements of the Trustees for such taxable year or period, prepared in accordance with generally accepted accounting principles,
(ii) any changes in the Trust Assets that they have not previously reported, and
(iii) any action taken by the Trustees in the performance of their duties under this Agreement that they have not previously reported and which, in their opinion, materially affects the Trust Assets. The Trustees may submit similar reports for such interim periods during the taxable year as they deem advisable or as may be required by the Securities and Exchange Commission. The taxable year of the Trust shall end on December 31 of each year unless the Trustees deem it advisable to establish some other date as the date on which the taxable year of the Trust shall end. The Trustees shall file with the Securities and Exchange Commission such reports as are required under applicable Securities and Exchange Commission requirements including (i) the filing of the annual report sent to Beneficiaries with the Securities and Exchange Commission under the cover of a Form 10-K and (ii) the filing of a Form 8-K with the Securities and Exchange Commission whenever an event occurs for which Form 8-K is required to be filed for the Trust or, in the opinion of the Trustees, a material event relating to the trust assets has occurred. The Trustees shall provide a copy of any Form 8-K to the Beneficiaries.

                  5.7 Federal Income Tax Information. As soon as practicable after the close of each taxable year, the Trustees shall mail to each Person who was a Beneficiary at the close of the year, a statement showing on a unit basis the dates and amounts of all distributions made by the Trustees, the Trust Assets disposed of by the Trust, if any, income earned on Trust Assets, if any, and such other information as is reasonably available to the Trustees which may be helpful in determining the amount of gross income attributable to the Trust that such Beneficiary should include in such Person's Federal income tax return for the preceding year. In addition, after receipt of a request in good faith, or in their discretion without such request or if required by applicable law, the Trustees shall furnish to any Person who has been a Beneficiary at any time during the preceding year a statement containing such further information as is reasonably available to the Trustees that shall be helpful in determining the amount of taxable income that such Person should include in such Person's Federal income tax return.

                                   ARTICLE VI
                    POWERS OF AND LIMITATIONS ON THE TRUSTEES

         6.1 Limitations on Trustees.

                  (a) The Trustees shall not at any time, on behalf of the Trust or Beneficiaries, enter into or engage in any trade or business, and no part of the Trust Assets shall be used or disposed of by the Trustees in furtherance of any trade or business. The Trustees shall be restricted to the holding and collection of the Trust Assets and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Assets and the administration thereof in accordance with the provisions of this Agreement. In no event shall the Trustees take any action which would jeopardize the status of the Trust as a "liquidating trust" for federal income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d). This limitation shall apply regardless of whether the conduct of any such trade or business is deemed by the Trustees to be necessary or proper for the conservation and protection of the Trust Assets. The Trustees shall not invest any of the funds held as Trust Assets, except that the Trustees may invest any portion of the Trust Assets in
(i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof; (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; or (iii) any other investments which may be determined by the Trustees to be permissible under Revenue Procedure 82-58, as the same may be amended, supplemented or modified.

         6.2 Specific Powers of Trustees.

                  (a) Subject to the provisions of Section 6.1, the Trustees shall have the following specific powers in addition to any powers conferred upon them by any other Section or provision of this Agreement or any statutory laws of the State of New Jersey; provided, however, that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustees to act as specifically authorized by any other Section or provision of this Agreement and to act in such a manner as the Trustees may deem necessary or appropriate to conserve and protect the Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this
Agreement:

                  (b) To determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interests in, the Trust Assets.

                  (c) To collect, liquidate or otherwise convert into cash, or such other property as they deem appropriate, all property, assets and rights in the Trust Assets, and to pay, discharge and satisfy all other claims, expenses, charges, Liabilities, and obligations existing with respect to the Trust Assets, the Trust or the Trustees.

                  (d) To elect, appoint, engage, retain or employ any Persons as agents, representatives, employees, or independent contractors (including without limitation, investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and to pay compensation from the Trust Assets for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed, to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, retention or employment of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, employers, independent contractors or other Persons.

                  (e) To retain and set aside such funds out of the Trust Assets as the Trustees shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, Liabilities, and obligations of the Trust or Paramark, (ii) contingencies, and (iii) the expenses of administering the Trust Assets.

                  (f) To do and perform any and all acts necessary or appropriate for the conservation and protection of the Trust Assets, including acts or things necessary or appropriate to maintain assets held by the Trustees pending sale or other disposition thereof or distribution thereof to the Beneficiaries.

                  (g) To hold legal title to property of the Trust in the name of the Trust, or in the name of one or more of the Trustees, or of any other Person, without disclosure of the interest of the Trust therein.

                  (h) To cause any investments of any part of the Trust Assets to be registered and held in the name of any one or more of their names or in the names of a nominee or nominees without increase or decrease of liability with respect thereto.

                  (i) To institute or defend actions or declaratory judgments or other actions, arbitrations or mediations and to take such other action, in the name of the Trust or Paramark or as otherwise required, as the Trustees may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action or rights relating to or forming a part of the Trust Assets.

                  (j) To determine conclusively from time to time the value of and to revalue the securities and other property of the Trust, in accordance with independent appraisals or other information as they deem satisfactory.

                  (k) To cancel, terminate, or amend any instruments, contracts, agreements, obligations or causes of action relating to or forming a part of the Trust Assets and to execute new instruments, contracts, agreements, obligations or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations or causes of action may extend beyond the terms of this Trust, provided that no such new instrument, contract, agreement, obligation or cause of action shall permit the Trustees to engage in any activity prohibited by Section 6.1.

                  (l) To vote by proxy or otherwise on behalf of the Beneficiaries and with full power of substitution all shares of stock and all securities held by the Trustees hereunder and to exercise every power, election, discretion, option and subscription right and give every notice, make every demand, and to do every act or thing in respect to any shares of stock or any securities held by the Trustees which the Trustees might or could do if they were the absolute owners thereof.

                  (m) To undertake or join in any merger, plan of reorganization, consolidation, liquidation, dissolution, readjustment or other transaction of any corporation, any of whose shares of stock or other securities, obligations, or properties may at any time constitute a part of the Trust Assets, and to accept the substituted shares of stock, bonds, securities, obligations and properties and to hold the same in trust in accordance with the provisions hereof.

                  (n) In connection with the sale or other disposition or distribution of any securities held by the Trustees, to comply with the applicable Federal and state securities laws, and to enter into agreements relating to sale or other disposition or distribution thereof.

                  (o) To authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held by the Trustees as part of the Trust Assets.

                  (p) To perform any act authorized, permitted, or required under any instrument, contract, agreement, right, obligation or cause of action relating to or forming a part of the Trust Assets whether in the nature of an approval, consent, demand or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement.

                                   ARTICLE VII
                            CONCERNING THE TRUSTEES,
                       BENEFICIARIES, EMPLOYEES AND AGENTS

         7.1 Generally. The Trustees accept and undertake to discharge the trust created by this Agreement, upon the terms and conditions thereof on behalf of the Beneficiaries. The Trustees shall exercise such of the rights and powers vested in them by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Agreement shall be construed to relieve the Trustees from liability for their own negligent action, their own negligent failure to act, or their own willful misconduct, except that:

                  (a) No Trustee shall be responsible for the acts or omissions of any other Trustee if done or omitted without his knowledge or consent unless it shall be proved that such Trustee was negligent in ascertaining the pertinent facts, and no successor Trustee shall be in any way responsible for the acts or omissions of any Trustee in office prior to the date on which he becomes a Trustee.

                  (b) No Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against any Trustee.

                  (c) In the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions that are specifically required to be furnished to the Trustees by any provision hereof, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

                  (d) No Trustee shall be liable for any error of judgment made in good faith.

                  (e) No Trustee shall be liable with respect to any action taken or omitted to be taken by him in good faith in accordance with the direction of Beneficiaries having an aggregate Beneficial Interest of more than 50 percent (50%) relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Agreement.

         7.2 Except as otherwise provided in Section 7.1:

                  (a) The Trustees may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties.

                  (b) The Trustees may consult with legal counsel, auditors or other experts to be selected by them, including firms of which a Trustee may be a member, and the advice or opinion of such counsel, auditors or other experts shall be full and complete personal protection to all Trustees, employees and agents of the Trust in respect of any action taken or suffered by them in good faith and in reliance on, or in accordance with, such advice or opinion.

                  (c) Persons dealing with the Trustees shall look only to the Trust Assets to satisfy any liability incurred by the Trustees to such Person in carrying out the terms of this Trust, and the Trustees shall have no personal or individual obligation to satisfy any such liability.

                  (d) As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Trustees nor their agents shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiaries, Trustees, or their agents liable nor shall the Trustees be liable to anyone for such omission.

         7.3 Liability to Third Persons. No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Assets or the affairs of this Trust; and no Trustee, employee or agent of this Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Assets or the affairs of this Trust, except for his own willful misconduct, knowingly and intentionally committed in bad faith; and all such other Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of this Trust. The Trustees shall, at all times, maintain insurance for the protection of the Trust Assets, its Beneficiaries, Trustees, employees and agents in such amount as the Trustees shall deem adequate to cover all foreseeable liability to the extent available at reasonable rates.

         7.4 Recitals. Any written instrument creating an obligation of this Trust shall be conclusively taken to have been executed or done by a Trustee, employee or agent of this Trust only in his capacity as a Trustee under this Agreement or in his capacity as an employee or agent of the Trust.

         7.5 Indemnification. Each Trustee and employee of the Trust and each agent of the Trust and the directors, officers, partners, employees, equity owners and agents of such agent (each an "Indemnified Person" and collectively, the "Indemnified Persons") shall be indemnified out of the Trust Assets against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened (i) in the case of any Trustee or any employee or agent of the Trust, while in office or thereafter, by reason of his being or having been such a Trustee, employee or agent, and (ii) in the case of any director, officer, partner, employee, equity owner or agent of any agent of the Trust by reason of any such Person exercising or failing to exercise any right hereunder; provided, however, that the Indemnified Person shall not be entitled to such indemnification in respect of any matter as to which the Indemnified Person shall have been adjudicated to have acted in bad faith or with willful misfeasance, negligence, or in reckless disregard of the Indemnified Person's duties; and provided, further, however, that, as to any matter disposed of by a compromise payment by such Indemnified Person pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trustee shall have received a written opinion from independent counsel approved by the Trustee to the effect that if the foregoing matters had been adjudicated, such Indemnified Person would not have been found to have acted in bad faith or with willful misfeasance, negligence, or in reckless disregard of the Indemnified Person's duties. The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled; provided, however, that no Indemnified Person may satisfy any right of indemnity or reimbursement granted herein or to which the Indemnified Person may be otherwise entitled except out of the Trust Assets, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event it is subsequently determined that the Indemnified Person is not entitled to such indemnification. The Trustees may purchase such insurance as they feel, in the exercise of their discretion, adequately insures that each Indemnified Person shall be indemnified against any such loss, liability or damage pursuant to this Section. The rights accruing to any Indemnified Person by reason of the foregoing shall not be deemed to exclude any other right to which he may legally be entitled nor shall anything else contained herein restrict the right of the Trustees to indemnify or reimburse such Indemnified Person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law.

         7.6 Rights of Trustees, Employees, Independent Contractors and Agents To Own Units or Other Property and To Engage in Other Business. Any Trustee, employee, independent contractor or agent may acquire, own, hold and dispose of Units for his individual account, and may exercise all rights thereof and thereunder to the same extent and in the same manner as if he were not a Trustees, employee, independent contractor or agent. Any Trustee, employee, independent contractor or agent may, in his personal capacity or in a capacity of Trustees, officer, director, Stockholder, partner, member, advisor, employee of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Trust. Subject to the provisions of Article V hereof, any Trustee, employee, independent contractor or agent of the Trust may be a Trustee, officer, director, Stockholder, partner, member, advisor, employee or independent contractor of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person. None of these activities shall be deemed to conflict with his duties as Trustees, employee, independent contractor or agent.

                                  ARTICLE VIII
                            COMPENSATION OF TRUSTEES

         8.1 Compensation. The Trustee shall not be entitled to receive compensation in consideration for services rendered in administering the Trust.

         8.2 Expenses. Each Trustee shall be reimbursed from the Trust Assets for all expenses reasonably incurred by him in the performance of his duties in accordance with this Agreement.

                                   ARTICLE IX
                         TRUSTEES AND SUCCESSOR TRUSTEES

         9.1 Number and Qualification of Trustees.  Subject to the provisions of
Section 9.3 relating to the period pending the appointment of a successor Trustee, there shall be no fewer than one nor more than three Trustees of this Trust, each of whom shall be a resident of the United States. Within the limits set forth in this Section 9.1, the number of Trustees may be increased or decreased from time to time by the Trustees.

         9.2 Resignation and Removal. Any Trustee may resign and be discharged from the Trust hereby created by giving written notice thereof to the remaining Trustee or Trustees and by mailing such notice to the Beneficiaries at their respective addresses as they appear in the records of the Trustees. Such resignation shall become effective on the day specified in such notice or upon the appointment of such Trustee's successor and such successor's acceptance of such appointment, whichever is earlier. Any Trustee may be removed at any time, with or without cause, by Beneficiaries having an aggregate Beneficial Interest of at least 50 percent (50%) of the total Beneficial Interest.

         9.3 Appointment of Successor. Should at any time a Trustee resign or be removed, die, become mentally incompetent or incapable of action (as determined by a majority of the remaining Trustees in their sole discretion), or be adjudged a bankrupt or insolvent, a vacancy shall be deemed to exist and a successor shall be appointed by the remaining Trustees.

         9.4 Acceptance of Appointment by Successor Trustees. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to each of the other Trustees and, in case of a resignation, to the retiring Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of his or its predecessor in the Trust hereunder with like effect as if originally named therein; but the retiring Trustee shall nevertheless, when requested in writing by the successor Trustee or by the remaining Trustees, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by him hereunder.

         9.5 Bonds. No bond shall be required of any original Trustee or any successor Trustees hereunder.

                                    ARTICLE X
                          CONCERNING THE BENEFICIARIES

         10.1 Limitation on Suits by Beneficiaries. No Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustees upon or under or with respect to the Trust Assets or the agreements relating to or forming part of the Trust Assets, and the Beneficiaries do hereby waive any such right, unless Beneficiaries having an aggregate Beneficial Interest of at least 25 percent (25%) shall have made written request upon the Trustees to institute such action or proceeding in their own names as Trustees hereunder and shall have offered to the Trustees reasonable indemnity against the costs and expenses to be incurred therein or thereby, and the Trustees for 30 days after their receipt of such notice, request, and offer of indemnity shall have failed to institute any such action or proceeding.

         10.2 Requirement of Undertaking. The Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustees for any action taken or omitted by them as Trustees, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to any suit or other proceeding by the Trustees.

         10.3 Meetings. At the direction of the Trustees or with the consent of Beneficiaries having aggregate Beneficial Interest of at least a majority or greater percentage may call a meeting of Beneficiaries for any lawful purposes.

                                   ARTICLE XI
                                   AMENDMENTS

         11.1 Consent of Beneficiaries. At the direction or with the consent of Beneficiaries having an aggregate Beneficial Interest of at least a majority, or such greater percentage as shall be specified in this Agreement for the taking of an action by the Beneficiaries under the affected provision of this Agreement, of the total Beneficial Interest, the Trustees shall promptly make and execute a declaration amending this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or amendments thereto; provided, however, that no such amendment shall permit the Trustees to engage in any activity prohibited by Section 6.1 hereof or affect the Beneficiaries' rights to receive their pro rata shares of the Trust Assets at the time of distribution; and provided further, however, that no consent of the Beneficiaries shall be required with respect to any amendment made solely for the purpose of facilitating the transferability by Beneficiaries of Units so long as such amendment has been approved by all the Trustees or making any other addition, change or deletion to resolve any ambiguity or inconsistency herein or that does not materially and adversely affect any Beneficiary's Beneficial Interest.

         11.2 Notice and Effect of Amendment. Promptly after the execution by the Trustees of any such declaration of amendment, the Trustees shall give notice of the substance of such amendment to the Beneficiaries or, in lieu thereof, the Trustees may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

         12.1 Filing Documents. This Agreement shall be filed or recorded in such office or offices as the Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the office of each Trustee and shall be available at all times during regular business hours for inspection by any Beneficiary or his duly authorized representative. The Trustees shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded. The Trustees shall file or record any instrument which relates to any change in the office of Trustee in the same places where the original Agreement is filed or recorded.

         12.2 Intention of Parties to Establish Trust. This Agreement is not intended to create and shall not be interpreted as creating a corporation, association, partnership, or joint venture of any kind for purposes of Federal income taxation or for any other purpose.

         12.3 Beneficiaries Have No Rights or Privileges as Stockholders of Paramark. Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges attributable to their former status as Stockholders of Paramark.

         12.4 Laws as to Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The Trustees, and the Beneficiaries (by their vote with respect to the Plan and/or their acceptance of any distributions made to them pursuant to this Agreement), consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

         12.5 Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

         12.6 Notices. Any notice or other communication by the Trustees to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to such Person at his address as shown in the records of the Trust.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by cable, telegram, telecopier or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

                           (a)      If to the Trustees:

                           Charles Loccisano and Alan Gottlich











                                    Facsimile: _____________________

                           (b)      if to Paramark:

                                    Paramark Enterprises, Inc.
                                    One Harmon Plaza
                                    Secaucus, New Jersey 07094
                                    Attention: Alan Gottlich, President
                                    Facsimile: __________________
                                    with a copy to:

                                    Blank Rome Comisky & McCauley LLP
                                    One Logan Square
                                    Philadelphia, PA 19103
                                    Attention: Jane K. Storero, Esquire
                                    Facsimile: (215) 569-5555

         12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         12.8 Binding.

                  (a) The obligations of Paramark are not personally binding upon, nor shall resort be had to the private property of, any of the directors, Stockholders, officers, employees or agents of Paramark, but only the property of Paramark shall be bound.

                  (b) The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, Beneficiaries, employees or agents of the Trust, but only the Trust Assets shall be bound.

         IN WITNESS WHEREOF, Paramark has caused this Agreement to be executed by its President and Chief Executive Officer, and the initial Trustees herein has executed this Agreement, as Trustees and not as an individual, this ___ day of ________, 2000.


         PARAMARK ENTERPRISES, INC.


         By: ______________________
         Charles Loccisano
         Chairman of the Board
         and Chief Executive Officer


         --------------------------
         Charles Loccisano
         Trustee

         --------------------------
         Alan Gottlich
         Trustees